CUSTODY AGREEMENT


         AGREEMENT, dated as of September 10, 2001 between each John Hancock Fund listed on Schedule II, each either a business trust organized and existing under the laws of The Commonwealth of Massachusetts, or a Maryland corporation organized and existing under the laws of the state of Maryland, having its principal office and place of business at 101 Huntington Avenue, Boston, Massachusetts 02199 (each the "Fund", collectively the "Funds") and The Bank of New York, a New York corporation authorized to do a banking business having its principal office and place of business at One Wall Street, New York, New York 10286 ("Custodian").

                              W I T N E S S E T H:

that for and in consideration of the mutual promises hereinafter set forth the Fund and Custodian agree as follows:

ARTICLE I
                                   DEFINITIONS

         Whenever used in this Agreement, the following words shall have the meanings set forth below:

         1. "Authorized Person" shall be any person, whether or not an officer or employee of the Fund, duly authorized by the Fund's board to execute any Certificate or to give any Oral Instruction or other Instruction on behalf of the Fund and listed in the Certificate annexed hereto as Schedule I hereto or such other Certificate as may be received by Custodian from time to time.

         2. "BNY Affiliate" shall mean any office, branch or subsidiary of The Bank of New York Company, Inc.

         3. "Book-Entry System" shall mean the Federal Reserve/Treasury book-entry system for receiving and delivering securities, its successors and nominees.

         4. "Business Day" shall mean any day on which the Fund, Custodian and relevant Depositories are open for business.

         5. "Certificate" shall mean any notice, instruction, or other instrument in writing, authorized or required by this Agreement to be given to Custodian, which is actually received by Custodian and signed on behalf of the Fund by an Authorized Person or a person reasonably believed by Custodian to be an Authorized Person.

         6. "Composite Currency Unit" shall mean the Euro or any other composite currency unit consisting of the aggregate of specified amounts of specified currencies, as such unit may be constituted from time to time.

         7. "Depository" shall include (a) the Book-Entry System, (b) the Depository Trust Company, (c) any other clearing agency or securities depository registered with the Securities and Exchange Commission identified to the Fund from time to time, and (d) the respective successors and nominees of the foregoing.
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         8. "Foreign Depository" shall mean (a) Euroclear, (b) Clearstream
Banking, societe anonyme, (c) each Eligible Securities Depository as defined in Rule 17f-7 under the Investment Company Act of 1940, as amended (the "'40 Act"), identified to the Fund from time to time, and (d) the respective successors and nominees of the foregoing.

         9. "Instructions" shall mean communications transmitted by electronic or telecommunications media, including S.W.I.F.T./I.S.I.T.C., computer-to-computer interface, facsimile transmissions executed by an Authorized Person, or dedicated transmission lines.

         10. "Oral Instructions" shall mean verbal instructions received by Custodian from an Authorized Person or from a person reasonably believed by Custodian to be an Authorized Person.

         11. "Securities" shall have the same meaning as when used in the Securities Act of 1933, including, without limitation, any common stock and other equity securities, bonds, debentures and other debt securities, notes, mortgages or other obligations, and any instruments representing rights to receive, purchase, or subscribe for the same, or representing any other rights or interests therein (whether represented by a certificate or held in a Depository or by a Subcustodian).

         12. "Subcustodian" shall mean a bank (including any branch thereof) or other financial institution (other than a Foreign Depository) located outside the U.S. which is utilized by Custodian in connection with the purchase, sale or custody of Securities hereunder and identified to the Fund from time to time, and their respective successors and nominees.

                                   ARTICLE II
                       APPOINTMENT OF CUSTODIAN; ACCOUNTS

         1. (a) The Fund hereby appoints Custodian as custodian of all Securities and cash at any time delivered to Custodian during the term of this Agreement, and authorizes Custodian to hold Securities in registered form in its name or the name of its nominees. Custodian hereby accepts such appointment and agrees to establish and maintain one or more separate securities accounts and cash accounts for each Fund in which Custodian will hold Securities and cash as provided herein. Custodian shall maintain books and records segregating the assets of each Fund from the assets of any other Fund. Such accounts (each, an "Account"; collectively, the "Accounts") shall be in the name of the Fund.

         (b) Custodian may from time to time establish on its books and records such sub-accounts within each Account as the Fund and Custodian may agree upon (each a "Special Account"), and Custodian shall reflect therein such assets as the Fund may specify in a Certificate or Instructions.

         (c) Custodian may from time to time establish pursuant to a written agreement with and for the benefit of a broker, dealer, futures commission merchant or other third party identified in a Certificate or Instructions such accounts on such terms and conditions as the Fund and Custodian shall agree, and Custodian shall transfer to such account such Securities and money as the Fund may specify in a Certificate or Instructions.


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                                  ARTICLE III
                          CUSTODY AND RELATED SERVICES

         1. (a) Subject to the terms hereof, the Fund hereby authorizes Custodian to hold any Securities received by it from time to time for the Fund's account. Custodian shall be entitled to utilize Depositories, Subcustodians, and, subject to subsection(c) of this Section 1, Foreign Depositories, to the extent possible in connection with its performance hereunder. Securities and cash held in a Depository or Foreign Depository will be held subject to the rules, terms and conditions of such entity. Securities and cash held through Subcustodians shall be held subject to the terms and conditions of Custodian's agreements with such Subcustodians. Subcustodians may be authorized to hold Securities in Foreign Depositories in which such Subcustodians participate. Unless otherwise required by local law or practice or a particular subcustodian agreement, Securities deposited with a Subcustodian, a Depositary or a Foreign Depository will be held in a commingled account, in the name of Custodian, holding only Securities held by Custodian as custodian for its customers. Custodian shall identify on its books and records the Securities and cash belonging to the Fund, whether held directly or indirectly through Depositories, Foreign Depositories, or Subcustodians. Custodian shall, directly or indirectly through Subcustodians, Depositories, or Foreign Depositories, endeavor, to the extent feasible, to hold Securities in the country or other jurisdiction in which the principal trading market for such Securities is located, where such Securities are to be presented for cancellation and/or payment and/or registration, or where such Securities are acquired. Custodian at any time may cease utilizing any Subcustodian and/or may replace a Subcustodian with a different Subcustodian (the "Replacement Subcustodian"). In the event Custodian selects a Replacement Subcustodian, Custodian shall not utilize such Replacement Subcustodian until after the Fund's board or foreign custody manager has determined that utilization of such Replacement Subcustodian satisfies the requirements of the `40 Act and Rule 17f-5 thereunder.

         (b) Unless Custodian has received a Certificate or Instructions to the contrary, Custodian shall hold Securities indirectly through a Subcustodian only if (i) the Securities are not subject to any right, charge, security interest, lien or claim of any kind in favor of such Subcustodian or its creditors or operators, including a receiver or trustee in bankruptcy or similar authority, except for a claim of payment for the safe custody or administration of Securities on behalf of the Fund by such Subcustodian, and (ii) beneficial ownership of the Securities is freely transferable without the payment of money or value other than for safe custody or administration.

         (c) With respect to each Foreign Depository, Custodian shall exercise reasonable care, prudence, and diligence (i) to provide the Fund with an analysis of the custody risks associated with maintaining assets with the Foreign Depository, and (ii) to monitor such custody risks on a continuing basis and promptly notify the Fund of any material change in such risks. The Fund acknowledges and agrees, that such analysis and monitoring shall be made on the basis of, and limited by, information gathered from Subcustodians, from trade associations of which Custodian is a member from time to time, or through publicly available information otherwise obtained by Custodian, and shall not include any evaluation of Country Risks. As used herein the term "Country Risks" shall mean with respect to any Foreign Depository: (a) the financial


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infrastructure of the country in which it is organized, (b) such country's prevailing custody and settlement practices, (c) nationalization, expropriation or other governmental actions, (d) such country's regulation of the banking or securities industry, (e) currency controls, restrictions, devaluations or fluctuations, and (f) market conditions which affect the orderly execution of securities transactions or affect the value of securities. Custodian represents that each Foreign Depository in which a Subcustodian is authorized to maintain Fund assets is an "Eligible Securities Depository" as defined in Rule 17f-7 under the '40 Act. Custodian agrees to certify to the Fund's board, annually and upon reasonable request, that each Foreign Depository remains an Eligible Securities Depository.

         2. Custodian shall furnish Fund on-line access to daily transactions on a real time basis and a monthly summary of all transfers to or from Fund's account on the first business day after the month end.

         3. With respect to all Securities held hereunder, Custodian shall, unless otherwise instructed to the contrary:

         (a) Collect all income, dividends, distributions and other payments due or payable;

         (b) Present for payment and collect the amount paid upon all Securities which mature;

         (c) Forward to the Fund promptly copies of all information or documents that it may actually receive from an issuer of Securities which, in the reasonable opinion of Custodian, are intended for the beneficial owner of Securities;

         (d) Execute, as custodian, any certificates of ownership, affidavits, declarations or other certificates under any tax laws now or hereafter in effect in connection with the collection of bond and note coupons;

         (e) Hold directly or through a Depository, a Foreign Depository, or a Subcustodian all rights and similar Securities issued with respect to any Securities credited to an Account hereunder; and

         (f) Endorse for collection checks, drafts or other negotiable instruments.

         4. (a) Custodian promptly shall notify the Fund of rights or discretionary actions with respect to Securities held hereunder, and of the date or dates by when such rights must be exercised or such action must be taken, provided that Custodian has actually received, from the issuer or the relevant Depository (with respect to Securities issued in the United States) or from the relevant Subcustodian, Foreign Depository, or a nationally or internationally recognized bond or corporate action service to which Custodian subscribes, timely notice of such rights or discretionary corporate action or of the date or dates such rights must be exercised or such action must be taken.


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         (b) Whenever Securities (including, but not limited to, warrants, options, tenders, options to tender or non-mandatory puts or calls) confer discretionary rights on the Fund or provide for discretionary action or alternative courses of action by the Fund, the Fund shall be responsible for making any decisions relating thereto and for directing Custodian to act provided that Custodian promptly has notified the Fund of such discretionary right or action. In order for Custodian to act, it must receive the Fund's Certificate or Instructions at Custodian's offices, addressed as Custodian may from time to time request, not later than noon (New York time) at least one (1) Business Day prior to the last scheduled date to act with respect to such Securities (or such earlier date or time as Custodian may specify to the Fund). Custodian shall not be liable for failure to take any action relating to or to exercise any rights conferred by such Securities, unless Custodian has failed to timely receive the Fund's Certificate or Instruction and such failure is attributable to Custodian's negligence or willful misconduct.

         5. All voting rights with respect to Securities, however registered, shall be exercised by the Fund or its designee. For domestic and foreign securities Custodian will utilize a proxy service for the exercise of such voting rights.

         6. Custodian shall promptly advise the Fund upon Custodian's actual receipt of notification of the partial redemption, partial payment or other action affecting less than all Securities of the relevant class. If Custodian, any Subcustodian, any Depository, or any Foreign Depository holds any Securities in which the Fund has an interest as part of a fungible mass, Custodian, such Subcustodian, Depository, or Foreign Depository may select the Securities to participate in such partial redemption, partial payment or other action in any non-discriminatory manner that it customarily uses to make such selection.

         7. Custodian shall not under any circumstances accept bearer interest coupons which have been stripped from United States federal, state or local government or agency securities unless explicitly agreed to by Custodian in writing.

         8. The Fund shall be liable for all taxes, assessments, duties and other governmental charges, including any interest or penalty with respect thereto ("Taxes"), with respect to any cash or Securities held on behalf of the Fund or any transaction related thereto. The Fund shall indemnify Custodian and each Subcustodian for the amount of any Tax that Custodian, any such Subcustodian or any other withholding agent is required under applicable laws (whether by assessment or otherwise) to pay on behalf of, or in respect of income earned by or payments or distributions made to or for the account of the Fund (including any payment of Tax required by reason of an earlier failure to withhold). Custodian shall, or shall instruct the applicable Subcustodian or other withholding agent to, withhold the amount of any Tax which is required to be withheld under applicable law upon collection of any dividend, interest or other distribution made with respect to any Security and any proceeds or income from the sale, loan or other transfer of any Security. In the event that Custodian or any Subcustodian is required under applicable law to pay any Tax on behalf of the Fund, Custodian is hereby authorized to withdraw cash from that Fund's cash account in the amount required to pay such Tax and to use such cash, or to remit such cash to the appropriate Subcustodian or other withholding agent, for the timely payment of such Tax in the manner required by applicable law. If the aggregate amount of cash in that Fund's cash accounts is not sufficient to pay such Tax, Custodian shall promptly notify the Fund of the additional amount of cash (in the appropriate currency) required, and the Fund shall directly deposit such additional amount in the appropriate cash account promptly after receipt of such notice, for use by Custodian as specified herein. In the event that Custodian reasonably believes that Fund is eligible, pursuant to applicable law or to the provisions of any tax treaty, for a reduced rate of, or exemption from, any Tax which is otherwise required to be withheld or paid on behalf of the Fund under any applicable law, Custodian shall, or shall instruct the applicable Subcustodian or withholding agent to, either withhold or pay such Tax at such reduced rate or refrain from withholding or paying such Tax, as appropriate; provided that Custodian shall have received from the Fund all documentary evidence of residence or other qualification for such reduced rate or exemption required to be received under such applicable law or treaty. In the event that Custodian reasonably believes that a reduced rate of, or exemption from, any Tax is obtainable only by means of an application for refund, Custodian and the applicable Subcustodian shall have responsibility for providing the Fund with the correct forms and filling them out in a timely and accurate fashion, but no responsibility for the accuracy or validity of the Fund's information on any forms or documentation provided solely by the Fund to Custodian hereunder. The Fund hereby agrees to indemnify and hold harmless Custodian and each Subcustodian for any liability arising from any underwithholding or underpayment of any Tax which results from the inaccuracy or invalidity of any information provided by the Fund for such forms or other documentation prepared solely by the Fund, and such obligation to indemnify shall be a continuing obligation of the Fund, its successors and assigns notwithstanding the termination of this Agreement.

         9. (a) For the purpose of settling Securities and foreign exchange transactions, the Fund shall provide Custodian with sufficient immediately available funds for all transactions by such time and date as conditions in the relevant market dictate. As used herein, "sufficient immediately available funds" shall mean either (i) sufficient cash denominated in U.S. dollars to purchase the necessary foreign currency, or (ii) sufficient applicable foreign currency, to settle the transaction. Custodian shall provide the Fund with immediately available funds each day which result from the contractual settlement of all sale transactions, based upon advices received by Custodian from Subcustodians, Depositories, and Foreign Depositories. Such funds shall be in U.S. dollars or such other currency as the Fund may specify to Custodian.

         (b) Any foreign exchange transaction effected by Custodian in connection with this Agreement may be entered with Custodian or a BNY Affiliate acting as principal or otherwise through customary banking channels. The Fund may issue a standing Certificate or Instructions with respect to foreign exchange transactions, but Custodian may establish rules or limitations concerning any foreign exchange facility made available to the Fund. The Fund shall bear all investment risks of investing in Securities or holding cash denominated in a foreign currency.

         10. Custodian shall promptly send to the Fund (a) any reports it receives from a Depository on such Depository's system of internal accounting control, and (b) such reports on its own system of internal accounting control as the Fund may reasonably request from time to time.


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


                                   ARTICLE IV
                        PURCHASE AND SALE OF SECURITIES;
                               CREDITS TO ACCOUNT

         1. Promptly after each purchase or sale of Securities by the Fund, the Fund shall deliver to Custodian a Certificate or Instructions, or with respect to a purchase or sale of a Security generally required to be settled on the same day the purchase or sale is made, Oral Instructions specifying all information Custodian may reasonably request to settle such purchase or sale. Custodian shall account for all purchases and sales of Securities on the actual settlement date unless otherwise agreed by Custodian.

         2. The Fund understands that when Custodian is instructed to deliver physical Securities against payment, delivery of such Securities and receipt of payment therefor may not be completed simultaneously. Notwithstanding any provision in this Agreement to the contrary, settlements, payments and deliveries of physical Securities may be effected by Custodian or any Subcustodian in accordance with the customary or established securities trading or securities processing practices and procedures in the jurisdiction in which the transaction occurs, including, without limitation, delivery to a purchaser or dealer therefor (or agent) against receipt with the expectation of receiving later payment for such Securities

         3. Custodian may, as a matter of bookkeeping convenience or by separate agreement with the Fund, credit the Account with the proceeds from the sale, redemption or other disposition of Securities or interest, dividends or other distributions payable on Securities prior to its actual receipt of final payment therefor. All such credits shall be conditional until Custodian's actual receipt of final payment and may be reversed by Custodian to the extent that final payment is not received. Payment with respect to a transaction will not be "final" until Custodian shall have received immediately available funds which under applicable local law, rule and/or practice are irreversible and not subject to any security interest, levy or other encumbrance, and which are specifically applicable to such transaction.

                                   ARTICLE V
                           OVERDRAFTS OR INDEBTEDNESS

         1. If Custodian should in its sole discretion advance funds on behalf of any Fund which results in an overdraft because the money held by Custodian in an Account for such Fund shall be insufficient to pay the total amount payable upon a purchase of Securities by such Fund, as set forth in a Certificate, Instructions or Oral Instructions, or if an overdraft arises with respect to a Fund for some other reason, including, without limitation, because of a reversal of a conditional credit or the purchase of any currency, or if any Fund is for any other reason indebted to Custodian (except a borrowing for investment or for temporary or emergency purposes pursuant to a separate agreement), such overdraft or indebtedness shall be deemed to be a loan made by Custodian to such Fund payable on demand and shall bear interest from the date incurred at such rate per annum as such Fund and Custodian may agree upon from time to time. In addition, the Fund hereby agrees that Custodian shall to the maximum extent permitted by law have a continuing lien, security interest, and security entitlement in and to any property, including, without limitation, any investment property or any financial asset, of such Fund at any time held by Custodian for the benefit of such Fund or in which such Fund may have an interest which is then in Custodian's possession or control or in possession or control of any third party acting in Custodian's behalf. Such Fund authorizes Custodian, in its sole discretion, at any time to charge any such overdraft or indebtedness together with interest due thereon against any balance of account standing to such Fund's credit on Custodian's books. Custodian shall promptly advise any Fund whenever such Fund has an overdraft or indebtedness bearing interest as provided in this Article, or whenever Custodian intends to realize upon its lien, security interest or security entitlement.

         2. If the Fund borrows money from any bank (including Custodian if the borrowing is pursuant to a separate agreement) for investment or for temporary or emergency purposes using Securities held by Custodian hereunder as collateral for such borrowings, the Fund shall deliver to Custodian a Certificate specifying with respect to each such borrowing: (a) the Series to which such borrowing relates; (b) the name of the bank, (c) the amount of the borrowing,
(d) the time and date, if known, on which the loan is to be entered into, (e) the total amount payable to the Fund on the borrowing date, (f) the Securities to be delivered as collateral for such loan, including the name of the issuer, the title and the number of shares or the principal amount of any particular Securities, and (g) a statement specifying whether such loan is for investment purposes or for temporary or emergency purposes and that such loan is in conformance with the `40 Act and the Fund's prospectus. Custodian shall deliver on the borrowing date specified in a Certificate the specified collateral against payment by the lending bank of the total amount of the loan payable, provided that the same conforms to the total amount payable as set forth in the Certificate. Custodian may, at the option of the lending bank, keep such collateral in its possession, but such collateral shall be subject to all rights therein given the lending bank by virtue of any promissory note or loan agreement. Custodian shall deliver such Securities as additional collateral as may be specified in a Certificate to collateralize further any transaction described in this Section. The Fund shall cause all Securities released from collateral status to be the name of the Series for which such money was received.

                                   ARTICLE VI
                          SALE AND REDEMPTION OF SHARES

         1. Whenever the Fund shall sell any shares issued by the Fund ("Shares") it shall deliver to Custodian a Certificate or Instructions specifying the amount of money and/or Securities to be received by Custodian for the sale of such Shares and specifically allocated to an Account for such Series.

         2. Upon receipt of such money, Custodian shall credit such money to an Account in the name of the Series for which such money was received.

         3. Except as provided hereinafter, whenever the Fund desires Custodian to make payment out of the money held by Custodian hereunder in connection with a redemption of any Shares, it shall furnish to Custodian a Certificate or Instructions specifying the total amount to be paid for such Shares. Custodian shall make payment of such total amount to the transfer agent specified in such Certificate or Instructions out of the money held in an Account of the appropriate Series.


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


                                  ARTICLE VII
                      PAYMENT OF DIVIDENDS OR DISTRIBUTIONS

         1. Whenever the Fund shall determine to pay a dividend or distribution on Shares it shall furnish to Custodian Instructions or a Certificate setting forth with respect to the Series specified therein the date of the declaration of such dividend or distribution, the total amount payable, and the payment date.

         2. Upon the payment date specified in such Instructions or Certificate, Custodian shall pay out of the money held for the account of such Series the total amount payable to the dividend agent of the Fund specified therein.

                                  ARTICLE VIII
                              CONCERNING CUSTODIAN

         1. (a) Except as otherwise expressly provided herein, Custodian shall not be liable for any costs, expenses, damages, liabilities or claims, including attorneys' and accountants' fees (collectively, "Losses"), incurred by or asserted against the Fund, except those Losses arising out of Custodian's own negligence or willful misconduct. Custodian shall have no liability whatsoever for the action or inaction of any Depositories or any Foreign Depositories. With respect to any Losses incurred by the Fund as a result of the acts or failures to act by a Subcustodian which is either a BNY Affiliate or listed on Appendix A hereto, Custodian shall be liable to the Fund for such Losses, but only to the extent such Losses arise out of or are caused by acts or failures to act by such Subcustodian which are contrary to the prevailing practices or standard of care in the relevant market in which such Subcustodian operates. With respect to any Losses incurred by the Fund as a result of the acts or failures to act by a Subcustodian which is not a BNY Affiliate and is not listed on Appendix A hereto, Custodian shall take appropriate action to recover such Losses from such Subcustodian, and Custodian's sole responsibility and liability to the Fund shall be limited to amounts so received from such Subcustodians (exclusive of costs and expenses incurred by Custodian). In no event shall Custodian be liable to the Fund or any third party for special, indirect or consequential damages, or lost profits or loss of business, arising in connection with this Agreement, nor shall BNY or any Subcustodian be liable: (i) for acting in accordance with any Certificate or Oral Instructions actually received by Custodian; (ii) for acting in accordance with Instructions; (iii) for conclusively presuming that all Instructions other than Oral Instructions are given only by person(s) duly authorized; (iv) for any Losses due to forces beyond the control of Custodian, including without limitation strikes, work stoppages, acts of war or terrorism, insurrection, revolution, nuclear or natural catastrophes or acts of God, interruption, loss or malfunction of utilities or communication services, or, but only to the extent beyond Custodian's reasonable control, and only if Custodian is maintaining the same and appropriate back-up system(s) in accordance with industry standards and practices, interruption, loss, or malfunction of computers (hardware or software); or (v) for any Losses arising from the applicability of any law or regulation now or hereafter in effect, or from the occurrence of any event, including, without limitation, implementation or adoption of any rules or procedures of a Foreign Depository, which may affect, limit, prevent or impose costs or burdens on, the transferability, convertibility, or availability of any currency or Composite Currency Unit in any country or on the transfer of any Securities, and in no event shall Custodian be obligated to substitute another currency for a currency (including a currency that is a component of a Composite Currency Unit) whose transferability, convertibility or availability has been affected, limited, or prevented by such law, regulation or event, and to the extent that any such law, regulation or event imposes a cost or charge upon Custodian in relation to the transferability, convertibility, or availability of any cash currency or Composite Currency Unit, such cost or charge shall be for the account of the Fund, and Custodian may treat any account denominated in an affected currency as a group of separate accounts denominated in the relevant component currencies.

         (b) Custodian may enter into subcontracts, agreements and understandings with any BNY Affiliate, whenever and on such terms and conditions as it deems necessary or appropriate to perform its services hereunder. No such subcontract, agreement or understanding shall discharge Custodian from its obligations hereunder.

         (c) The Fund agrees to indemnify and hold Custodian harmless from and against any and all Losses sustained or incurred by or asserted against Custodian by reason of or as a result of any action or inaction, or arising out of Custodian performance hereunder, including reasonable fees and expenses of counsel, provided however, that the Fund shall not indemnify Custodian for those Losses arising out of Custodian's own negligence or willful misconduct, nor for any Losses which constitute indirect, special, or consequential damages, or lost profits or loss of business. Custodian agrees to indemnify and hold the Fund harmless from and against any and all Losses, including reasonable fees and expenses of counsel, sustained or incurred by or asserted against the Fund arising out of Custodian's own negligence or willful misconduct, provided, however, that Custodian shall not indemnify the Fund for any Losses which constitute indirect, special, or consequential damages, or lost profits or loss of business. This indemnity shall be a continuing obligation of Fund and Custodian, their successors and assigns, notwithstanding the termination of this Agreement.

         2. Without limiting the generality of the foregoing, Custodian shall be under no obligation to inquire into, and shall not be liable for:

         (a) The validity of the issue of any Securities purchased, sold, or written by or for the Fund, the legality of the purchase, sale or writing thereof, or the propriety of the amount paid or received therefor;

         (b) The legality of the sale or redemption of any Shares, or the propriety of the amount to be received or paid therefor;

         (c) The legality of the declaration or payment of any dividend or distribution by the Fund;

         (d) The legality of any borrowing by the Fund;

         (e) Whether any Securities at any time delivered to, or held by Custodian or by any Subcustodian, for the account of the Fund are such as properly may be held by the Fund under the provisions of its then current prospectus and statement of additional information, or to ascertain whether any transactions by the Fund, whether or not involving Custodian, are such transactions as may properly be engaged in by the Fund.

         3. Custodian may, with respect to questions of law specifically regarding an Account, obtain the advice of counsel at its own expense and shall be fully protected with respect to anything done or omitted by it in good faith in conformity with such advice.

         4. Custodian shall have no duty or responsibility to inquire into, make recommendations, supervise, or determine the suitability of any Securities transactions effected for a Fund.

         5. The Fund shall pay to Custodian the fees and charges as may be specifically agreed upon from time to time and such other fees and charges at Custodian's standard rates for such services as may be applicable. The Fund shall also reimburse Custodian for out-of-pocket expenses which are a normal incident of the services provided hereunder.

         6. With instructions from an Authorized Person of the Fund, the Custodian has the right to debit any cash account for any amount payable by the Fund in connection with any and all obligations of the Fund to Custodian. Custodian will use its bet efforts to consult with Fund's investment advisor about the selection of securities used to offset that Fund's obligations to Custodian. Any such asset of, or obligation to the Fund may be transferred to Custodian and any BNY Affiliate in order to effect the above rights.

         7. The Fund will make its best efforts to forward to Custodian a Certificate or Instructions confirming Oral Instructions by the close of business of the same day that such Oral Instructions are given to Custodian. Fund and Custodian agree that the fact that such confirming Certificate or Instructions are not received or that a contrary Certificate or contrary Instructions are received by Custodian shall affect the validity and enforceability of transactions authorized by such Oral Instructions and effected by Custodian. If the Fund elects to transmit Instructions through an on-line communications system offered by Custodian, the Fund's use thereof shall be subject to the Terms and Conditions attached as Appendix I hereto, and Custodian shall provide user and authorization codes, passwords and authentication keys only to an Authorized Person.

         8. The books and records pertaining to the Fund which are in possession of Custodian shall be the property of the Fund. Such books and records shall be prepared and maintained as required by the `40 Act and the rules thereunder. The Fund, or its authorized representatives, shall have access to such books and records during Custodian's normal business hours. Upon the reasonable request of the Fund, copies of any such books and records shall be provided by Custodian to the Fund or its authorized representative. Upon the reasonable request of the Fund, Custodian shall provide in hard copy or on computer disc any records included in any such delivery which are maintained by Custodian on a computer disc, or are similarly maintained.

         9. It is understood that Custodian is authorized to supply any information regarding the Accounts which is required by any law, regulation or rule now or hereafter in effect. Custodian shall provide the Fund with any report obtained by Custodian on the system of internal accounting control of a Depository, and with such reports on its own system of internal accounting control as the Fund may reasonably request from time to time.

                                   ARTICLE IX
                                   TERMINATION

         1. Either of the parties hereto may terminate this Agreement by giving to the other party a notice in writing specifying the date of such termination, which shall be not less than sixty (60) days after the date of giving of such notice. In the event such notice is given by the Fund, it shall be accompanied by a copy of a resolution of the board of the Fund, certified by the Fund's Secretary or any Assistant Secretary, electing to terminate this Agreement and designating a successor custodian or custodians, each of which shall be a bank or trust company having not less than $2,000,000 aggregate capital, surplus and undivided profits. In the event such notice is given by Custodian, the Fund shall, on or before the termination date, deliver to Custodian a copy of a resolution of the board of the Fund, certified by the Secretary or any Assistant Secretary, designating a successor custodian or custodians. In the absence of such designation by the Fund, Custodian may designate a successor custodian which shall be a bank or trust company having not less than $2,000,000 aggregate capital, surplus and undivided profits. Upon the date set forth in such notice this Agreement shall terminate, and Custodian shall upon receipt of a notice of acceptance by the successor custodian on that date deliver directly to the successor custodian all Securities and money then owned by the Fund and held by it as Custodian, after deducting all fees, expenses and other amounts for the payment or reimbursement of which it shall then be entitled.

         2. If a successor custodian is not designated by the Fund or Custodian in accordance with the preceding Section, the Fund shall upon the date specified in the notice of termination of this Agreement and upon the delivery by Custodian of all Securities (other than Securities which cannot be delivered to the Fund) and money then owned by the Fund be deemed to be its own custodian and Custodian shall thereby be relieved of all duties and responsibilities pursuant to this Agreement, other than the duty with respect to Securities which cannot be delivered to the Fund to hold such Securities hereunder in accordance with this Agreement.


                                   ARTICLE X
                                  MISCELLANEOUS

         1. The Fund agrees to furnish to Custodian a new Certificate of Authorized Persons in the event of any change in the then present Authorized Persons. Until such new Certificate is received, Custodian shall be fully protected in acting upon Certificates or Oral Instructions of such present Authorized Persons.

         2. Any notice or other instrument in writing, authorized or required by this Agreement to be given to Custodian, shall be sufficiently given if addressed to Custodian and received by it at its offices at 100 Church Street, New York, New York 10286, or at such other place as Custodian may from time to time designate in writing.

         3. Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Fund shall be sufficiently given if addressed to the Fund and received by it at its offices at 101 Huntington Avenue, Boston, Massachusetts 02199, or at such other place as the Fund may from time to time designate in writing.

         4. Each and every right granted to either party hereunder or under any other document delivered hereunder or in connection herewith, or allowed it by law or equity, shall be cumulative and may be exercised from time to time. No failure on the part of either party to exercise, and no delay in exercising, any right will operate as a waiver thereof, nor will any single or partial exercise by either party of any right preclude any other or future exercise thereof or the exercise of any other right.

         5. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any exclusive jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected thereby. This Agreement may not be amended or modified in any manner except by a written agreement executed by both parties, except that any amendment to the Schedule I hereto need be signed only by the Fund and any amendment to Appendix I hereto need be signed only by Custodian. This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by either party without the written consent of the other.

         6. This Agreement shall be construed in accordance with the substantive laws of The Commonwealth of Massachusetts, without regard to conflicts of laws principles thereof. The Fund and Custodian each hereby irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement.

         7. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

         8. Fund and Custodian agree that the obligations of each Fund are not binding upon any of the Trustees/Directors, officers or shareholders of the Fund individually, but are binding only upon that Fund and its assets. Each Fund shall be severally, not jointly, liable only for its own obligations under this Agreement.

         IN WITNESS WHEREOF, the Fund and Custodian have caused this Agreement to be executed by their respective officers, thereunto duly authorized, as of the day and year first above written.


                             Each John Hancock Fund listed on Schedule II



                             By:   /s/Richard A. Brown
                                   -------------------

                             Title: SeniorVice President & CFO


                             THE BANK OF NEW YORK



                             By:   /s/James E. Hillman
                                   -------------------

                             Title:   Senior Vice President

                                   SCHEDULE II

                               John Hancock Funds

                           (As of September 10, 2001)


--------------------------------------------------------------------------------
EIN                           Name
--------------------------------------------------------------------------------
04-3478429      John Hancock 500 Index Fund
--------------------------------------------------------------------------------
04-3260673      John Hancock Active Bond Fund
--------------------------------------------------------------------------------
04-3167136      John Hancock Balanced Fund
--------------------------------------------------------------------------------
04-3241844      John Hancock Bank & Thrift Opportunity Fund
--------------------------------------------------------------------------------
04-3551118      John Hancock Biotechnology Fund
--------------------------------------------------------------------------------
04-2528977      John Hancock Bond Fund
--------------------------------------------------------------------------------
76-0296100      John Hancock California Tax-Free Income Fund
--------------------------------------------------------------------------------
95-3464388      John Hancock Cash Reserve, Inc.
--------------------------------------------------------------------------------
04-3551126      John Hancock Communications Fund
--------------------------------------------------------------------------------
04-3551129      John Hancock Consumer Industries Fund
--------------------------------------------------------------------------------
04-3122478      John Hancock Core Equity Fund
--------------------------------------------------------------------------------
04-3260682      John Hancock Core Growth Fund
--------------------------------------------------------------------------------
04-3260681      John Hancock Core Value Fund
--------------------------------------------------------------------------------
04-3260671      John Hancock Dividend Performers Fund
--------------------------------------------------------------------------------
04-3409706      John Hancock European Equity Fund
--------------------------------------------------------------------------------
04-3305812      John Hancock Financial Industries Fund
--------------------------------------------------------------------------------
56-1662953      John Hancock Financial Trends, Inc.
--------------------------------------------------------------------------------
04-3535633      John Hancock Focused Relative Value Fund
--------------------------------------------------------------------------------
04-3313164      John Hancock Focused Small Cap Growth Fund
--------------------------------------------------------------------------------
04-6944774      John Hancock Fundamental Value Fund
--------------------------------------------------------------------------------
04-6543623      John Hancock Global Fund
--------------------------------------------------------------------------------
76-0230587      John Hancock Government Income Fund
--------------------------------------------------------------------------------
04-3524763      John Hancock Growth Trends Fund (add Class I eff 11/15/01)
--------------------------------------------------------------------------------
04-3124238      John Hancock Health Sciences Fund
--------------------------------------------------------------------------------
04-3551132      John Hancock High Income Fund
--------------------------------------------------------------------------------
76-0230586      John Hancock High Yield Bond Fund
--------------------------------------------------------------------------------
76-0235997      John Hancock High Yield Tax-Free Fund
--------------------------------------------------------------------------------
04-2507646      John Hancock Income Securities Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EIN                               Name
--------------------------------------------------------------------------------
04-3260684       John Hancock Independence Balanced Fund
--------------------------------------------------------------------------------
04-3260680       John Hancock Independence Diversified Core Equity Fund II
                  (terminate Class P 9/13/01)
--------------------------------------------------------------------------------
04-3260683       John Hancock Independence Medium Capitalization Fund
--------------------------------------------------------------------------------
76-0354706       John Hancock Intermediate Government Fund
--------------------------------------------------------------------------------
04-3260679       John Hancock International Equity Fund
--------------------------------------------------------------------------------
04-3214877       John Hancock International Fund
--------------------------------------------------------------------------------
04-6944776       John Hancock International Small Cap Growth Fund
--------------------------------------------------------------------------------
04-2474663       John Hancock Investors Trust
--------------------------------------------------------------------------------
04-2443211       John Hancock Large Cap Growth Fund
--------------------------------------------------------------------------------
N/A              John Hancock Large Cap Spectrum Fund (eff (9/24/01)
--------------------------------------------------------------------------------
74-6035056       John Hancock Large Cap Value Fund
--------------------------------------------------------------------------------
04-6564705       John Hancock Massachusetts Tax-Free Income Fund
--------------------------------------------------------------------------------
04-3259499       John Hancock Medium Capitalization Growth Fund
--------------------------------------------------------------------------------
04-3208756       John Hancock Mid Cap Growth Fund
--------------------------------------------------------------------------------
76-0230583       John Hancock Money Market Fund
--------------------------------------------------------------------------------
04-3539446       John Hancock Multi-Cap Growth Fund
--------------------------------------------------------------------------------
04-6564703       John Hancock New York Tax-Free Income Fund
--------------------------------------------------------------------------------
04-6567740       John Hancock Pacific Basin Equities Fund
--------------------------------------------------------------------------------
04-3161453       John Hancock Patriot Global Dividend Fund
--------------------------------------------------------------------------------
04-3190056       John Hancock Patriot Preferred Dividend Fund
--------------------------------------------------------------------------------
04-3044078       John Hancock Patriot Premium Dividend Fund I
--------------------------------------------------------------------------------
04-3097281       John Hancock Patriot Premium Dividend Fund II
--------------------------------------------------------------------------------
04-3090916       John Hancock Patriot Select Dividend Trust
--------------------------------------------------------------------------------
04-3435529       John Hancock Real Estate Fund
--------------------------------------------------------------------------------
04-6526682       John Hancock Regional Bank Fund
--------------------------------------------------------------------------------
76-0230584       John Hancock Small Cap Growth Fund
--------------------------------------------------------------------------------
04-3214880       John Hancock Small Cap Value Fund
--------------------------------------------------------------------------------
04-3260676       John Hancock Small Capitalization Value Fund (name change
                  eff 9/30/01 to John Hancock Small Cap Equity Fund)
--------------------------------------------------------------------------------
51-0094374       John Hancock Sovereign Investors Fund
--------------------------------------------------------------------------------
N/A              John Hancock Strategic Growth Fund (eff 12/01/01)
--------------------------------------------------------------------------------
04-6545497       John Hancock Strategic Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EIN                              Name
--------------------------------------------------------------------------------
76-0296098            John Hancock Tax-Free Bond Fund
--------------------------------------------------------------------------------
13-3100162            John Hancock Technology Fund
--------------------------------------------------------------------------------
76-0235823            John Hancock U.S. Government Cash Reserve
--------------------------------------------------------------------------------
04-3551130            John Hancock U.S. Global Leaders Fund
--------------------------------------------------------------------------------
04-3367188            John Hancock V.A. Financial Industries Fund
--------------------------------------------------------------------------------
04-3402968            John Hancock V.A. High Yield Bond Fund
--------------------------------------------------------------------------------
04-3418331            John Hancock V.A. Regional Bank Fund
--------------------------------------------------------------------------------
04-3402969            John Hancock V.A. Relative Value Fund
--------------------------------------------------------------------------------
04-3326565            John Hancock V.A. Sovereign Investors Fund
--------------------------------------------------------------------------------
04-3326570            John Hancock V.A. Strategic Income Fund
--------------------------------------------------------------------------------
04-3513386            John Hancock V.A. Technology Fund
--------------------------------------------------------------------------------




Agreement/custodian/BNYScheduleII

                                   APPENDIX I

                              THE BANK OF NEW YORK

                  ON-LINE COMMUNICATIONS SYSTEM (THE "SYSTEM")

                              TERMS AND CONDITIONS

         1. License; Use. Upon delivery to an Authorized Person or a person reasonably believed by Custodian to be an Authorized Person of the Fund of software enabling the Fund to obtain access to the System (the "Software"), Custodian grants to the Fund a personal, nontransferable and nonexclusive license to use the Software solely for the purpose of transmitting Written Instructions, receiving reports, making inquiries or otherwise communicating with Custodian in connection with the Account(s). The Fund shall use the Software solely for its own internal and proper business purposes and not in the operation of a service bureau. Except as set forth herein, no license or right of any kind is granted to the Fund with respect to the Software. The Fund acknowledges that Custodian and its suppliers retain and have title and exclusive proprietary rights to the Software, including any trade secrets or other ideas, concepts, know-how, methodologies, or information incorporated therein and the exclusive rights to any copyrights, trademarks and patents (including registrations and applications for registration of either), or other statutory or legal protections available in respect thereof. The Fund further acknowledges that all or a part of the Software may be copyrighted or trademarked (or a registration or claim made therefor) by Custodian or its suppliers. The Fund shall not take any action with respect to the Software inconsistent with the foregoing acknowledgments, nor shall you attempt to decompile, reverse engineer or modify the Software. The Fund may not copy, sell, lease or provide, directly or indirectly, any of the Software or any portion thereof to any other person or entity without Custodian's prior written consent. The Fund may not remove any statutory copyright notice or other notice included in the Software or on any media containing the Software. The Fund shall reproduce any such notice on any reproduction of the Software and shall add any statutory copyright notice or other notice to the Software or media upon Custodian's request.

         2. Equipment. The Fund shall obtain and maintain at its own cost and expense all equipment and services, including but not limited to communications services, necessary for it to utilize the Software and obtain access to the System, and Custodian shall not be responsible for the reliability or availability of any such equipment or services.

         3. Proprietary Information. The Software, any data base and any proprietary data, processes, information and documentation made available to the Fund (other than which are or become part of the public domain or are legally required to be made available to the public) (collectively, the "Information"), are the exclusive and confidential property of Custodian or its suppliers. The Fund shall keep the Information confidential by using the same care and discretion that the Fund uses with respect to its own confidential property and trade secrets, but not less than reasonable care. Upon termination of the Agreement or the Software license granted herein for any reason, the Fund shall return to Custodian any and all copies of the Information which are in its possession or under its control.

         4. Modifications. Custodian reserves the right to modify the Software from time to time and the Fund shall install new releases of the Software as Custodian may direct. The Fund agrees not to modify or attempt to modify the Software without Custodian's prior written consent. The Fund acknowledges that any modifications to the Software, whether by the Fund or Custodian and whether with or without Custodian's consent, shall become the property of Custodian.

         5. NO REPRESENTATIONS OR WARRANTIES. CUSTODIAN AND ITS MANUFACTURERS AND SUPPLIERS MAKE NO WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE SOFTWARE, SERVICES OR ANY DATABASE, EXPRESS OR IMPLIED, IN FACT OR IN LAW, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE FUND ACKNOWLEDGES THAT THE SOFTWARE, SERVICES AND ANY DATABASE ARE PROVIDED "AS IS." IN NO EVENT SHALL CUSTODIAN OR ANY SUPPLIER BE LIABLE FOR ANY DAMAGES, WHETHER DIRECT, INDIRECT SPECIAL, OR CONSEQUENTIAL, WHICH THE FUND MAY INCUR IN CONNECTION WITH THE SOFTWARE, SERVICES OR ANY DATABASE, UNLESS CUSTODIAN OR SUCH SUPPLIER KNOWS OR SHOULD HAVE KNOWN OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL CUSTODIAN OR ANY SUPPLIER BE LIABLE FOR ACTS OF GOD, MACHINE OR COMPUTER BREAKDOWN OR MALFUNCTION, INTERRUPTION OR MALFUNCTION OF COMMUNICATION FACILITIES, LABOR DIFFICULTIES OR ANY OTHER SIMILAR OR DISSIMILAR CAUSE BEYOND THEIR REASONABLE CONTROL.

         6. Security; Reliance; Unauthorized Use. The Fund will cause all persons utilizing the Software and System to treat all applicable user and authorization codes, passwords and authentication keys with extreme care, and it will establish internal control and safekeeping procedures to restrict the availability of the same to persons duly authorized to give Instructions. Custodian is hereby irrevocably authorized to act in accordance with and rely on Instructions received by it through the System. The Fund acknowledges that it is its sole responsibility to assure that only persons duly authorized use the System and that Custodian shall not be responsible nor liable for any unauthorized use thereof.

         7. System Acknowledgments. Custodian shall acknowledge through the System its receipt of each transmission communicated through the System. In the absence of such acknowledgment Custodian shall not be liable for any failure to act in accordance with such transmission however, Custodian will be liable for all transmissions where the Fund shows that such transmission was received by Custodian.

         8. EXPORT RESTRICTIONS. EXPORT OF THE SOFTWARE IS PROHIBITED BY UNITED STATES LAW. THE FUND MAY NOT UNDER ANY CIRCUMSTANCES RESELL, DIVERT, TRANSFER, TRANSSHIP OR OTHERWISE DISPOSE OF THE SOFTWARE (IN ANY FORM) IN OR TO ANY OTHER COUNTRY. IF CUSTODIAN DELIVERED THE SOFTWARE TO THE FUND OUTSIDE OF THE UNITED STATES, THE SOFTWARE WAS EXPORTED FROM THE UNITED STATES IN ACCORDANCE WITH THE EXPORTER ADMINISTRATION REGULATIONS. DIVERSION CONTRARY TO U.S. LAW IS PROHIBITED. The Fund hereby authorizes Custodian to report its name and address to government agencies to which Custodian is required to provide such information by law.

         9. ENCRYPTION. The Fund acknowledges and agrees that encryption may not be available for every communication through the System, or for all data. The Fund agrees that Custodian may deactivate any encryption features at any time, with notice to the Fund, for the purpose of maintaining, repairing or troubleshooting the System or the Software.

         The Fund and the bank agree that the obligations of each Fund are not binding upon any of the Trustees/Directors. Officers or shareholders of the Fund individually, but are binding only upon that Fund and its assets. Each Fund shall be severally, not jointly, liable for its own obligations under this Agreement.



S:\Corporate Secretary\AGRCONT\AGREEMNT\CUSTODIA\BNYcustody01.DOC

                                   SCHEDULE II

                               John Hancock Funds

                           (As of September 10, 2001)


--------------------------------------------------------------------------------
EIN                           Name
--------------------------------------------------------------------------------
04-3478429      John Hancock 500 Index Fund
--------------------------------------------------------------------------------
04-3260673      John Hancock Active Bond Fund
--------------------------------------------------------------------------------
04-3167136      John Hancock Balanced Fund
--------------------------------------------------------------------------------
04-3241844      John Hancock Bank & Thrift Opportunity Fund
--------------------------------------------------------------------------------
04-3551118      John Hancock Biotechnology Fund
--------------------------------------------------------------------------------
04-2528977      John Hancock Bond Fund
--------------------------------------------------------------------------------
76-0296100      John Hancock California Tax-Free Income Fund
--------------------------------------------------------------------------------
95-3464388      John Hancock Cash Reserve, Inc.
--------------------------------------------------------------------------------
04-3551126      John Hancock Communications Fund
--------------------------------------------------------------------------------
04-3551129      John Hancock Consumer Industries Fund
--------------------------------------------------------------------------------
04-3122478      John Hancock Core Equity Fund
--------------------------------------------------------------------------------
04-3260682      John Hancock Core Growth Fund
--------------------------------------------------------------------------------
04-3260681      John Hancock Core Value Fund
--------------------------------------------------------------------------------
04-3260671      John Hancock Dividend Performers Fund
--------------------------------------------------------------------------------
04-3409706      John Hancock European Equity Fund
--------------------------------------------------------------------------------
04-3305812      John Hancock Financial Industries Fund
--------------------------------------------------------------------------------
56-1662953      John Hancock Financial Trends, Inc.
--------------------------------------------------------------------------------
04-3535633      John Hancock Focused Relative Value Fund
--------------------------------------------------------------------------------
04-3313164      John Hancock Focused Small Cap Growth Fund
--------------------------------------------------------------------------------
04-6944774      John Hancock Fundamental Value Fund
--------------------------------------------------------------------------------
04-6543623      John Hancock Global Fund
--------------------------------------------------------------------------------
76-0230587      John Hancock Government Income Fund
--------------------------------------------------------------------------------
04-3524763      John Hancock Growth Trends Fund (add Class I eff 11/15/01)
--------------------------------------------------------------------------------
04-3124238      John Hancock Health Sciences Fund
--------------------------------------------------------------------------------
04-3551132      John Hancock High Income Fund
--------------------------------------------------------------------------------
76-0230586      John Hancock High Yield Bond Fund
--------------------------------------------------------------------------------
76-0235997      John Hancock High Yield Tax-Free Fund
--------------------------------------------------------------------------------
04-2507646      John Hancock Income Securities Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EIN                               Name
--------------------------------------------------------------------------------
04-3260684       John Hancock Independence Balanced Fund
--------------------------------------------------------------------------------
04-3260680       John Hancock Independence Diversified Core Equity Fund II
                  (terminate Class P 9/13/01)
--------------------------------------------------------------------------------
04-3260683       John Hancock Independence Medium Capitalization Fund
--------------------------------------------------------------------------------
76-0354706       John Hancock Intermediate Government Fund
--------------------------------------------------------------------------------
04-3260679       John Hancock International Equity Fund
--------------------------------------------------------------------------------
04-3214877       John Hancock International Fund
--------------------------------------------------------------------------------
04-6944776       John Hancock International Small Cap Growth Fund
--------------------------------------------------------------------------------
04-2474663       John Hancock Investors Trust
--------------------------------------------------------------------------------
04-2443211       John Hancock Large Cap Growth Fund
--------------------------------------------------------------------------------
N/A              John Hancock Large Cap Spectrum Fund (eff (9/24/01)
--------------------------------------------------------------------------------
74-6035056       John Hancock Large Cap Value Fund
--------------------------------------------------------------------------------
04-6564705       John Hancock Massachusetts Tax-Free Income Fund
--------------------------------------------------------------------------------
04-3259499       John Hancock Medium Capitalization Growth Fund
--------------------------------------------------------------------------------
04-3208756       John Hancock Mid Cap Growth Fund
--------------------------------------------------------------------------------
76-0230583       John Hancock Money Market Fund
--------------------------------------------------------------------------------
04-3539446       John Hancock Multi-Cap Growth Fund
--------------------------------------------------------------------------------
04-6564703       John Hancock New York Tax-Free Income Fund
--------------------------------------------------------------------------------
04-6567740       John Hancock Pacific Basin Equities Fund
--------------------------------------------------------------------------------
04-3161453       John Hancock Patriot Global Dividend Fund
--------------------------------------------------------------------------------
04-3190056       John Hancock Patriot Preferred Dividend Fund
--------------------------------------------------------------------------------
04-3044078       John Hancock Patriot Premium Dividend Fund I
--------------------------------------------------------------------------------
04-3097281       John Hancock Patriot Premium Dividend Fund II
--------------------------------------------------------------------------------
04-3090916       John Hancock Patriot Select Dividend Trust
--------------------------------------------------------------------------------
04-3435529       John Hancock Real Estate Fund
--------------------------------------------------------------------------------
04-6526682       John Hancock Regional Bank Fund
--------------------------------------------------------------------------------
76-0230584       John Hancock Small Cap Growth Fund
--------------------------------------------------------------------------------
04-3214880       John Hancock Small Cap Value Fund
--------------------------------------------------------------------------------
04-3260676       John Hancock Small Capitalization Value Fund (name change
                  eff 9/30/01 to John Hancock Small Cap Equity Fund)
--------------------------------------------------------------------------------
51-0094374       John Hancock Sovereign Investors Fund
--------------------------------------------------------------------------------
N/A              John Hancock Strategic Growth Fund (eff 12/01/01)
--------------------------------------------------------------------------------
04-6545497       John Hancock Strategic Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EIN                              Name
--------------------------------------------------------------------------------
76-0296098            John Hancock Tax-Free Bond Fund
--------------------------------------------------------------------------------
13-3100162            John Hancock Technology Fund
--------------------------------------------------------------------------------
76-0235823            John Hancock U.S. Government Cash Reserve
--------------------------------------------------------------------------------
04-3551130            John Hancock U.S. Global Leaders Fund
--------------------------------------------------------------------------------
04-3367188            John Hancock V.A. Financial Industries Fund
--------------------------------------------------------------------------------
04-3402968            John Hancock V.A. High Yield Bond Fund
--------------------------------------------------------------------------------
04-3418331            John Hancock V.A. Regional Bank Fund
--------------------------------------------------------------------------------
04-3402969            John Hancock V.A. Relative Value Fund
--------------------------------------------------------------------------------
04-3326565            John Hancock V.A. Sovereign Investors Fund
--------------------------------------------------------------------------------
04-3326570            John Hancock V.A. Strategic Income Fund
--------------------------------------------------------------------------------
04-3513386            John Hancock V.A. Technology Fund
--------------------------------------------------------------------------------




Agreement/custodian/BNYScheduleII

                            FUND ACCOUNTING AGREEMENT
                            -------------------------


         AGREEMENT made as of this 10th day of September, 2001 by and between each John Hancock Fund listed on Schedule II, each either a business trust organized and existing under the laws of The Commonwealth of Massachusetts or a Maryland corporation organized and existing under the laws of the state of Maryland, having its principal place of business at 101 Huntington Avenue, Boston, Massachusetts 02199 (each a "Fund") and The Bank of New York, a New York corporation authorized to do a banking business, having its principal place of business at One Wall Street, New York, New York 10286 (hereinafter called the "Bank").



                              W I T N E S S E T H:
                              - - - - - - - - - -

         In consideration of the mutual agreements herein contained, the Fund and the Bank hereby agree as follows:

         1. The Fund hereby appoints the Bank to perform the duties hereinafter set forth.

         2. The Bank hereby accepts appointment and agrees to perform the duties hereinafter set forth.

         3. Subject to the provisions of paragraphs 4 and 5 below, the Bank shall compute the net asset value per share of each Fund listed on Schedule II and shall value the securities held by the Fund (the "Securities") at such times and dates and in the manner specified in the then currently effective Prospectus of the Fund.

         4. To the extent valuation of Securities or computation of a Fund's net asset value as specified in the Fund's then currently effective Prospectus is at any time inconsistent with any applicable laws or regulations, the Fund shall immediately so notify the Bank in writing and thereafter shall either furnish the Bank at all appropriate times with the values of such Securities and each Fund's net asset value, or subject to the prior approval of the Bank, instruct the Bank in writing to value Securities and compute each Fund's net asset value in a manner which the Fund then represents in writing to be consistent with all applicable laws and regulations. The Fund may also from time to time, subject to the prior approval of the Bank, instruct the Bank in writing to compute the value of the Securities or a Fund's net asset value in a manner other than as specified in paragraph 3 of this Agreement. By giving such instruction, the Fund shall be deemed to have represented that such instruction is consistent with all applicable laws and regulations and the then currently effective Prospectus of the Fund. The Fund shall have sole responsibility for determining the method of valuation of Securities and the method of computing each Fund's net asset value.

         5. The Fund shall furnish the Bank with any and all instructions, explanations, information, specifications and documentation deemed necessary by the Bank in the performance of its duties hereunder, including, without limitation, the amounts or written formula for calculating the amounts and times of accrual of Fund liabilities and expenses. The Bank shall not be required to include as Fund liabilities and expenses, nor as a reduction of net asset value, any accrual for any federal, state, or foreign income taxes unless the Fund shall have specified to the Bank the precise amount of the same to be included in liabilities and expenses or used to reduce net asset value. The Fund shall also furnish the Bank with bid, offer, or market values of Securities if the Bank notifies the Fund that same are not available to the Bank from a security pricing or similar service utilized, or subscribed to, by the Bank which the Bank in its judgment deems reliable at the time such information is required for calculations hereunder. At any time and from time to time, the Fund also may furnish the Bank with bid, offer, or market values of Securities and instruct the Bank to use such information in its calculations hereunder.

         6. The Bank as Fund Accounting agent shall advise the Fund and the Fund's transfer agent of the Fund's net asset value upon completion of the computations required to be made by the Bank pursuant to this Agreement.

         7. The Bank shall, as agent for the Fund, maintain and keep current the books, accounts and other documents, if any, listed in Appendix A hereto and made a part hereof, as such Appendix A may be amended from time to time, and preserve any such books, accounts and other documents in accordance with the applicable provisions of Rule 31a-2 of the General Rules and Regulations under the Investment Company Act of 1940, as amended (the "Rules"). Such books, accounts and other documents shall be made available upon reasonable request for inspection by officers, employees and auditors of the Fund.

         8. All records maintained and preserved by the Bank pursuant to this Agreement which the Fund is required to maintain and preserve in accordance with the above-mentioned Rules shall be and remain the property of the Fund and shall be surrendered to the Fund promptly upon request in the that the Fund requests. Upon reasonable request of the Fund, the Bank shall provide in hard copy, on micro-film or electronically, whichever the Fund shall elect, any records included in any such delivery.

         9. The Bank, in performing the services required of it under the terms of this Agreement, shall be entitled to rely fully on the accuracy and validity of any and all instructions, explanations, information, specifications and documentation furnished to it by the Fund and shall have no duty or obligation to review the accuracy, validity or propriety of such instructions, explanations, information, specifications or documentation, including, without limitation, evaluations of Securities; the amounts or formula for calculating the amounts and times of accrual of Fund's liabilities and expenses; the amounts receivable and the amounts payable on the sale or purchase of Securities; and amounts receivable or amounts payable for the sale or redemption of Fund shares effected by or on behalf of the Fund. In the event the Bank's computations hereunder rely, in whole or in part, upon information, including, without limitation, bid, offer or market values of Securities or other assets, or accruals of interest or earnings thereon, from a pricing or similar service utilized, or subscribed to, by the Bank which the Bank in its judgment deems reliable, the Bank shall not be responsible for, deemed to make any assurances with respect to, nor under any duty to inquire into, the accuracy and completeness of such information, except that if any such information contains manifest error, the Bank shall in accordance with its then standard practices attempt to have such manifest error corrected, and shall notify the Fund if such attempt is unsuccessful.

         10. The Bank shall not be required to inquire into any valuation of Securities or other assets by the Fund or any third party described in preceding paragraph 9 hereof, even though the Bank in performing services similar to the services provided pursuant to this Agreement for others may receive different valuations of the same or different securities of the same issuers.

         11. The Bank, in performing the services required of it under the terms of this Agreement, shall not be responsible for determining whether any interest accruable to the Fund is or will be actually paid, but will accrue such interest until otherwise instructed by the Fund.

         12. The Bank shall not be responsible for delays or errors which occur by reason of circumstances beyond its control in the performance of its duties under this Agreement, including, without limitation, mechanical breakdowns, flood or catastrophe, acts of God, failures of transportation, communication or power supply, or other similar circumstances. Nor shall the Bank be responsible for delays or failures to supply the information or services specified in this Agreement where such delays or failures are caused by the failure of any person(s) other than the Bank to supply any instructions, explanations, information, specifications or documentation deemed necessary by the Bank in the performance of its duties under this Agreement.

         13. No provision of this Agreement shall prevent the Bank from offering services similar or identical to those covered by this Agreement to any other corporations, associations or entities of any kind. Any and all operational procedures, techniques and devices developed by the Bank in connection with the performance of its duties and obligations under this Agreement, including those developed in conjunction with the Fund, shall be and remain the property of the Bank, and the Bank shall be free to employ such procedures, techniques and devices in connection with the performance of any other contract with any other person whether or not such contract is similar or identical to this Agreement.

         14. The Bank may, with respect to questions of law, apply to and obtain the advice and opinion of counsel to the Fund or its own counsel and shall be entitled to rely on the advice or opinion of such counsel.

         15. The Bank shall be entitled to rely upon any oral instructions received by the Bank and reasonably believed by the Bank to be given by or on behalf of the Fund, unless the Bank subsequently receives written instructions contradicting such oral instructions.

         16. Notwithstanding any other provision contained in this Agreement, the Bank shall have no duty or obligation with respect to, including, without limitation, any duty or obligation to determine, or advise or notify the Fund of: (a) the taxable nature of any distribution or amount received or deemed received by, or payable to, the Fund; (b) the taxable nature or effect on the Fund or its shareholders of any corporate actions, class actions, tax reclaims, tax refunds, or similar events; (c) the taxable nature or taxable amount of any distribution or dividend paid, payable or deemed paid, by the Fund to its shareholders; or (d) the effect under any federal, state, or foreign income tax laws of the Fund making or not making any distribution or dividend payment, or any election with respect thereto.

         17. The Bank shall not be liable for any loss, damage or expense resulting from, arising out of, or in connection with its performance hereunder, including its actions or omissions, the incompleteness or inaccuracy of any specifications or other information furnished by the Fund, or for delays caused by circumstances beyond the Bank's control, unless such loss, damage or expense arises out of the negligence or willful misconduct of the Bank. In no event shall the Bank be liable for special, indirect, or consequential damages, or for lost profits or loss of business, arising under or in connection with this Agreement, even if previously informed of the possibility of such damages and regardless of the form of action. For purposes of this provision, if as a result of the negligence or willful misconduct of the Bank there is a material error in the net asset value per share of the Fund, the material losses of the Fund on the sale and issuance, or the redemption, of its shares attributable to such material error shall be direct money damages.

         18. Without limiting the generality of the foregoing, (i) the Bank shall indemnify the Fund against any loss, damage or expense, including reasonable counsel fees and other costs and expenses of a defense against any claim or liability, arising out of the negligence or willful misconduct of the Bank, except that in no event shall the Bank be liable for special, indirect, or consequential damages, or for lost profits or loss of business, and (ii) the Fund shall indemnify the Bank against any loss, damage or expense, including reasonable counsel fees and other costs and expenses of a defense against any claim or liability, arising from any one or more of the following, except that in no event shall the Fund be liable for special, indirect, or consequential damages, or for lost profits or loss of business:


         (a) Errors in records or instructions, explanations, information, specifications or documentation of any kind, as the case may be, supplied to the Bank by the Fund, or, subject to the provisions of paragraph 9, by a pricing or similar service which the Bank in its judgment deems reliable;

         (b) Action or inaction taken or omitted to be taken by the Bank pursuant to written or oral instructions of the Fund without negligence or willful misconduct;

         (c) Any action taken or omitted to be taken by the Bank in good faith and with notice to the Fund, in accordance with the advice or opinion of counsel for the Fund or Bank counsel;

         (d) Any improper use by the Fund or its agents, distributor or investment advisor of any valuations or computations supplied by the Bank pursuant to this Agreement;

         (e) The method of valuation of the Securities and the method of computing each Fund's net asset value; or

         (f) Any valuations of Securities or net asset value provided by the Fund.

         19. In consideration for all of the services to be performed by the Bank as set forth herein the Bank shall be entitled to receive reimbursement for all out-of-pocket expenses and such compensation as may be agreed upon in writing from time to time between the Bank and the Fund.

         20. Attached hereto as Appendix B is a list of persons duly authorized by the Fund's Declaration of Trust and By-Laws to execute this Agreement and give any written, electronic or oral instructions, or written, electronic or oral specifications, by or on behalf of the Fund. From time to time the Fund may deliver a new Appendix B to add or delete any person and the Bank shall be entitled to rely on the last Appendix B actually received by the Bank.

         21. The Fund represents and warrants to the Bank that it has all requisite power to execute and deliver this Agreement, to give any written, electronic or oral instructions contemplated hereby, and to perform the actions or obligations contemplated to be performed by it hereunder, and has taken all necessary action to authorize such execution, delivery, and performance.


         22. This Agreement shall not be assignable by the Fund without the prior written consent of the Bank, or by the Bank without the prior written consent of the Fund, which consents shall not be unreasonably withheld.


         23. Either of the parties hereto may terminate this Agreement by giving the other party a notice in writing specifying the date of such termination, which shall not be less than sixty (60) days after the date of giving of such notice. Upon the date set forth in such notice, the Bank shall deliver to the Fund all its records.

         24. This Agreement may not be amended or modified in any manner except by written agreement executed by both parties hereto.

         25. This Agreement shall be construed in accordance with the substantive laws of The Commonwealth of Massachusetts without regard to conflicts of laws principals. The Fund and the Bank each hereby irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement.

         26. The performance and provisions of this Agreement are intended to benefit only the Bank and the Fund, and no rights shall be granted to any other person by virtue of this Agreement.

         27. The Fund and the Bank agree that the obligations of each Fund are not binding upon any of the Trustees/Directors, officers or shareholders of the Fund individually, but are binding only upon that Fund and its assets. Each Fund shall be severally, not jointly, liable for its own obligations under this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.


                          Each John Hancock Fund listed on Schedule II


                                   By: /s/Richard A. Brown, SVP & CFO
                                       ------------------------------


Attest:

/s/Rita A. Grimes
-----------------

                                    THE BANK OF NEW YORK


                                    By: /s/James E. Hillman, SVP
                                        ------------------------


Attest:

/s/Rita A. Grimes
-----------------

                     APPENDIX A TO FUND ACCOUNTING AGREEMENT
                                     BETWEEN
                              THE BANK OF NEW YORK
                                       AND

                  The John Hancock Funds listed on Schedule II

         I._______The Bank of New York (the "Bank"), as agent for each John Hancock Fund listed on Schedule II (each a "Fund"), shall maintain the following records on a daily basis for each Fund.


                    1.       Report of priced portfolio securities
                    2.       Statement of net asset value per share


         II. The Bank shall maintain the following records on a monthly basis for each Fund:


                    1.       General Ledger
                    2.       General Journal
                    3.       Cash Receipts Journal
                    4.       Cash Disbursements Journal
                    5.       Subscriptions Journal
                    6.       Redemptions Journal
                    7.       Accounts Receivable Reports
                    8.       Accounts Payable Reports
                    9.       Open Subscriptions/Redemption Reports
                    10.      Transaction (Securities) Journal
                    11.      Broker Net Trades Reports


         III. The Bank shall prepare a Holdings Ledger on a quarterly basis, and a Buy-Sell Ledger (Broker's Ledger) on a semiannual basis for each Fund. Schedule D shall be produced on an annual basis for each Fund.

         The above reports may be printed according to any other required frequency to meet the requirements of the Internal Revenue Service, the Securities and Exchange Commission and the Fund's Auditors.

         IV. For internal control purposes, the Bank uses the Account Journals produced by The Bank of New York Custody System to record daily settlements of the following for each Fund:


                    1.       Securities bought
                    2.       Securities sold
                    3.       Interest received
                    4.       Dividends received
                    5.       Capital stock sold
                    6.       Capital stock redeemed
                    7.       Other income and expenses

         All portfolio purchases for the Fund are recorded to reflect expected maturity value and total cost including any prepaid interest.

                                   SCHEDULE II

                               John Hancock Funds

                           (As of September 10, 2001)


--------------------------------------------------------------------------------
EIN                           Name
--------------------------------------------------------------------------------
04-3478429      John Hancock 500 Index Fund
--------------------------------------------------------------------------------
04-3260673      John Hancock Active Bond Fund
--------------------------------------------------------------------------------
04-3167136      John Hancock Balanced Fund
--------------------------------------------------------------------------------
04-3241844      John Hancock Bank & Thrift Opportunity Fund
--------------------------------------------------------------------------------
04-3551118      John Hancock Biotechnology Fund
--------------------------------------------------------------------------------
04-2528977      John Hancock Bond Fund
--------------------------------------------------------------------------------
76-0296100      John Hancock California Tax-Free Income Fund
--------------------------------------------------------------------------------
95-3464388      John Hancock Cash Reserve, Inc.
--------------------------------------------------------------------------------
04-3551126      John Hancock Communications Fund
--------------------------------------------------------------------------------
04-3551129      John Hancock Consumer Industries Fund
--------------------------------------------------------------------------------
04-3122478      John Hancock Core Equity Fund
--------------------------------------------------------------------------------
04-3260682      John Hancock Core Growth Fund
--------------------------------------------------------------------------------
04-3260681      John Hancock Core Value Fund
--------------------------------------------------------------------------------
04-3260671      John Hancock Dividend Performers Fund
--------------------------------------------------------------------------------
04-3409706      John Hancock European Equity Fund
--------------------------------------------------------------------------------
04-3305812      John Hancock Financial Industries Fund
--------------------------------------------------------------------------------
56-1662953      John Hancock Financial Trends, Inc.
--------------------------------------------------------------------------------
04-3535633      John Hancock Focused Relative Value Fund
--------------------------------------------------------------------------------
04-3313164      John Hancock Focused Small Cap Growth Fund
--------------------------------------------------------------------------------
04-6944774      John Hancock Fundamental Value Fund
--------------------------------------------------------------------------------
04-6543623      John Hancock Global Fund
--------------------------------------------------------------------------------
76-0230587      John Hancock Government Income Fund
--------------------------------------------------------------------------------
04-3524763      John Hancock Growth Trends Fund (add Class I eff 11/15/01)
--------------------------------------------------------------------------------
04-3124238      John Hancock Health Sciences Fund
--------------------------------------------------------------------------------
04-3551132      John Hancock High Income Fund
--------------------------------------------------------------------------------
76-0230586      John Hancock High Yield Bond Fund
--------------------------------------------------------------------------------
76-0235997      John Hancock High Yield Tax-Free Fund
--------------------------------------------------------------------------------
04-2507646      John Hancock Income Securities Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EIN                               Name
--------------------------------------------------------------------------------
04-3260684       John Hancock Independence Balanced Fund
--------------------------------------------------------------------------------
04-3260680       John Hancock Independence Diversified Core Equity Fund II
                  (terminate Class P 9/13/01)
--------------------------------------------------------------------------------
04-3260683       John Hancock Independence Medium Capitalization Fund
--------------------------------------------------------------------------------
76-0354706       John Hancock Intermediate Government Fund
--------------------------------------------------------------------------------
04-3260679       John Hancock International Equity Fund
--------------------------------------------------------------------------------
04-3214877       John Hancock International Fund
--------------------------------------------------------------------------------
04-6944776       John Hancock International Small Cap Growth Fund
--------------------------------------------------------------------------------
04-2474663       John Hancock Investors Trust
--------------------------------------------------------------------------------
04-2443211       John Hancock Large Cap Growth Fund
--------------------------------------------------------------------------------
N/A              John Hancock Large Cap Spectrum Fund (eff (9/24/01)
--------------------------------------------------------------------------------
74-6035056       John Hancock Large Cap Value Fund
--------------------------------------------------------------------------------
04-6564705       John Hancock Massachusetts Tax-Free Income Fund
--------------------------------------------------------------------------------
04-3259499       John Hancock Medium Capitalization Growth Fund
--------------------------------------------------------------------------------
04-3208756       John Hancock Mid Cap Growth Fund
--------------------------------------------------------------------------------
76-0230583       John Hancock Money Market Fund
--------------------------------------------------------------------------------
04-3539446       John Hancock Multi-Cap Growth Fund
--------------------------------------------------------------------------------
04-6564703       John Hancock New York Tax-Free Income Fund
--------------------------------------------------------------------------------
04-6567740       John Hancock Pacific Basin Equities Fund
--------------------------------------------------------------------------------
04-3161453       John Hancock Patriot Global Dividend Fund
--------------------------------------------------------------------------------
04-3190056       John Hancock Patriot Preferred Dividend Fund
--------------------------------------------------------------------------------
04-3044078       John Hancock Patriot Premium Dividend Fund I
--------------------------------------------------------------------------------
04-3097281       John Hancock Patriot Premium Dividend Fund II
--------------------------------------------------------------------------------
04-3090916       John Hancock Patriot Select Dividend Trust
--------------------------------------------------------------------------------
04-3435529       John Hancock Real Estate Fund
--------------------------------------------------------------------------------
04-6526682       John Hancock Regional Bank Fund
--------------------------------------------------------------------------------
76-0230584       John Hancock Small Cap Growth Fund
--------------------------------------------------------------------------------
04-3214880       John Hancock Small Cap Value Fund
--------------------------------------------------------------------------------
04-3260676       John Hancock Small Capitalization Value Fund (name change
                  eff 9/30/01 to John Hancock Small Cap Equity Fund)
--------------------------------------------------------------------------------
51-0094374       John Hancock Sovereign Investors Fund
--------------------------------------------------------------------------------
N/A              John Hancock Strategic Growth Fund (eff 12/01/01)
--------------------------------------------------------------------------------
04-6545497       John Hancock Strategic Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EIN                              Name
--------------------------------------------------------------------------------
76-0296098            John Hancock Tax-Free Bond Fund
--------------------------------------------------------------------------------
13-3100162            John Hancock Technology Fund
--------------------------------------------------------------------------------
76-0235823            John Hancock U.S. Government Cash Reserve
--------------------------------------------------------------------------------
04-3551130            John Hancock U.S. Global Leaders Fund
--------------------------------------------------------------------------------
04-3367188            John Hancock V.A. Financial Industries Fund
--------------------------------------------------------------------------------
04-3402968            John Hancock V.A. High Yield Bond Fund
--------------------------------------------------------------------------------
04-3418331            John Hancock V.A. Regional Bank Fund
--------------------------------------------------------------------------------
04-3402969            John Hancock V.A. Relative Value Fund
--------------------------------------------------------------------------------
04-3326565            John Hancock V.A. Sovereign Investors Fund
--------------------------------------------------------------------------------
04-3326570            John Hancock V.A. Strategic Income Fund
--------------------------------------------------------------------------------
04-3513386            John Hancock V.A. Technology Fund
--------------------------------------------------------------------------------




Agreement/custodian/BNYScheduleII

                                   APPENDIX B



         I, William H. King, Treasurer, of each John Hancock Fund listed on
Schedule II, (each a "Fund"), do hereby certify that:

         The following individuals serve in the following positions with the Fund, and each has been duly elected or appointed by the Board of Trustees of the Fund to each such position and qualified therefor in conformity with the Fund's Declaration of Trust and By-Laws, and the signatures set forth opposite their respective names are their true and correct signatures. Each such person is authorized to give written or oral instructions or written or oral specifications by or on behalf of the Fund to the Bank.


William H. King            Treasurer                   /s/William H. King
---------------            ---------                   ------------------
Name                       Position                    Signature

Robert E. Gramer           Associate Treasurer         /s/Robert E. Gramer
----------------           -------------------         -------------------
Name                       Position                    Signature

William J. Hayes           Associate Treasurer         /s/William J. Hayes
----------------           -------------------         -------------------
Name                       Position                    Signature

Cheryl J. Fahy             Assistant Treasurer         /s/Cheryl J. Fahy
------------------         -------------------         -----------------
Name                       Position                    Signature

Joan E. McCormick          Assistant Treasurer         /s/Joan E. McCormick
-----------------          -------------------         --------------------
Name                       Position                    Signature

Joseph G. Thompson         Assistant Treasurer         /s/Joseph G. Thompson
------------------         -------------------         ---------------------
Name                       Position                    Signature




S:\general\funds\authorizedsignersfundmoney

                        FOREIGN CUSTODY MANAGER AGREEMENT


         AGREEMENT made as of September 10, 2001 between each John Hancock Fund listed on Schedule II (each a "Fund") and The Bank of New York ("BNY").


                              W I T N E S S E T H:

         WHEREAS, the Fund desires to appoint BNY as a Foreign Custody Manager on the terms and conditions contained herein;

         WHEREAS, BNY desires to serve as a Foreign Custody Manager and perform the duties set forth herein on the terms and conditions contained herein;

         NOW THEREFORE, in consideration of the mutual promises hereinafter contained in this Agreement, the Fund and BNY hereby agree as follows:



                                   ARTICLE I.
                                   DEFINITIONS

         Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

         1. "Board" shall mean the board of directors or board of trustees, as the case may be, of the Fund.

         2. "Eligible Foreign Custodian" shall have the meaning provided in the Rule.

         3. "Monitoring System" shall mean a system established by BNY to fulfill the Responsibilities specified in clauses (d) and (e) of Section 1 of
Article III of this Agreement.

         4. "Responsibilities" shall mean the responsibilities delegated to BNY under the Rule as a Foreign Custody Manager with respect to each Specified Country and each Eligible Foreign Custodian selected by BNY, as such responsibilities are more fully described in Article III of this Agreement.

         5. "Rule" shall mean Rule 17f-5 under the Investment Company Act of 1940, as amended (the "1940 Act"). Specific references to Sections of the Rule (or of Rule 17f-7) in this Agreement shall mean those Sections as in effect as of the date of this Agreement.

         6. "Risk Analysis" shall mean the analysis required under Rule 17f-7(a)(1)(A) under the 1940 Act.

         7. "Securities Depository" shall mean a system for the central handling of securities as defined in Rule 17f-4 under the 1940 Act.

         8. "Specified Country" shall mean each country listed on Schedule I attached hereto and each country, other than the United States, constituting the primary market for a security with respect to which the Fund has given settlement instructions to The Bank of New York as custodian (the "Custodian") under its Custody Agreement with the Fund. BNY agrees to notify immediately the Fund and the Fund's investment adviser if, at any time, BNY believes that it cannot perform, in accordance with the foregoing standard of care, its duties hereunder with respect to any Eligible Foreign Custodian.

                                  ARTICLE II.
                        BNY AS A FOREIGN CUSTODY MANAGER

         1. The Fund on behalf of its Board hereby delegates to BNY with respect to each Specified Country the Responsibilities.

         2. BNY accepts the Board's delegation of Responsibilities with respect to each Specified Country and agrees in performing the Responsibilities as a Foreign Custody Manager to exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of the Fund's assets would exercise.

         3. BNY shall provide to the Board at least annually and at such other times as the Board deems reasonable and appropriate based on the circumstances of the Fund's foreign custody arrangements written reports, which shall include the following:

(a) Information relating to Eligible Foreign Custodians. Such written reports shall include a list of all Eligible Foreign Custodians with which assets of the Fund are maintained, and notification of any material changes in the arrangements with such Eligible Foreign Custodians (including without limitation, adding a new Eligible Foreign Custodian, replacing an Eligible Foreign Custodian, changes in the capital structure of an existing Eligible Foreign Custodian and changes in the contract governing an arrangement with an Eligible Foreign Custodian).

(b) Information relating to Securities Depositories. Such written report shall include a Risk Analysis with respect to each Securities Depository in each Specified Country. If a new Securities Depository commences operations in a Specified Country (or in the case of a new Specified Country), BNY shall promptly notify the Board and the Fund's investment adviser of such commencement and shall provide a Risk Analysis for such Securities Depository (or in the case of a new Specified Country, all Securities Depositories in such country) as soon as reasonably practicable after such Securities Depository becomes operational (or in the case of a new Specified Country, after such country becomes a Specified Country) but in any event prior to maintaining a Fund's assets with such Securities Depository. BNY shall also include in such written report a representation that each Securities Depository in which the Fund maintains assets is an "Eligible Foreign Custodian" as defined in Rule 17f-7 under the 1940 Act.

(c) Information relating to Country Risk. Notwithstanding anything to the contrary in this Agreement or in the Custody Agreement between the Fund and BNY, with respect to each Specified Country, BNY shall promptly provide to the Board and to the Fund's investment adviser such information with respect to Country Risk (as defined in Section 2 of Article III hereof) as may be sent to, and received by, BNY from any Eligible Foreign Custodian.

                                  ARTICLE III.
                                RESPONSIBILITIES

         1. Subject to the provisions of this Agreement, BNY shall with respect to each Specified Country select an Eligible Foreign Custodian. In connection therewith, BNY shall: (a) determine that assets of the Fund held by such Eligible Foreign Custodian will be subject to reasonable care, based on the standards applicable to custodians in the relevant market in which such Eligible Foreign Custodian operates, after considering all factors relevant to the safekeeping of such assets, including, without limitation, those contained in paragraph (c)(1) of the Rule; (b) determine that the Fund's foreign custody arrangements with each Eligible Foreign Custodian are governed by a written contract with the Custodian which will provide reasonable care for the Fund's assets based on the standards specified in paragraph (c)(1) of the Rule; (c) determine that each contract with an Eligible Foreign Custodian shall include the provisions specified in paragraph (c)(2)(i)(A) through (F) of the Rule or, alternatively, in lieu of any or all of such (c)(2)(i)(A) through (F) provisions, such other provisions as BNY determines will provide, in their entirety, the same or a greater level of care and protection for the assets of the Fund as such specified provisions; (d) monitor pursuant to the Monitoring System the appropriateness of maintaining the assets of the Fund with a particular Eligible Foreign Custodian pursuant to paragraph (c)(1) of the Rule and the performance of the contract governing such arrangement; and (e) advise the Fund whenever BNY determines under the Monitoring System that an arrangement (including, any material change in the contract governing such arrangement) described in preceding clause (d) no longer meets the requirements of the Rule.

         2. For purposes of clause (d) of preceding Section 1 of this Article, BNY's determination of appropriateness shall not include, nor be deemed to include, any evaluation of Country Risks associated with investment in a particular country. For purposes hereof, "Country Risks" shall mean systemic risks of holding assets in a particular country including but not limited to (a) an Eligible Foreign Custodian's use of any depositories that act as or operate a system or a transnational system for the central handling of securities or any equivalent book-entries; (b) such country's financial infrastructure; (c) such country's prevailing custody and settlement practices; (d) nationalization, expropriation or other governmental actions; (e) regulation of the banking or securities industry; (f) currency controls, restrictions, devaluations or fluctuations; and (g) market conditions which affect the orderly execution of securities transactions or affect the value of securities.

                                   ARTICLE IV.
                                 REPRESENTATIONS

         1. The Fund hereby represents that this Agreement has been duly authorized, executed and delivered by the Fund, constitutes a valid and legally binding obligation of the Fund enforceable in accordance with its terms, and no statute, regulation, rule, order, judgment or contract binding on the Fund prohibits the Fund's execution or performance of this Agreement; and this Agreement has been approved by the Board at a meeting duly called and at which a quorum was at all times present.

         2. BNY hereby represents that: (a) BNY is duly organized and existing under the laws of the State of New York, with full power to carry on its businesses as now conducted, and to enter into this Agreement and to perform its obligations hereunder; (b) this Agreement has been duly authorized, executed and delivered by BNY, constitutes a valid and legally binding obligation of BNY enforceable in accordance with its terms, and no statute, regulation, rule, order, judgment or contract binding on BNY prohibits BNY's execution or performance of this Agreement; and (c) BNY has established the Monitoring System.

                                   ARTICLE V.
                                 CONCERNING BNY

         1. BNY shall not be liable for any costs, expenses, damages, liabilities or claims, including attorneys' and accountants' fees, sustained or incurred by, or asserted against, the Fund except to the extent the same arises out of the failure of BNY to exercise the care, prudence and diligence required by Section 2 of Article II hereof. In no event shall BNY be liable to the Fund, the Board, or any third party for special, indirect or consequential damages, or for lost profits or loss of business, arising in connection with this Agreement.

         2. The Fund shall indemnify BNY and hold it harmless from and against any and all costs, expenses, damages, liabilities or claims, including attorneys' and accountants' fees, sustained or incurred by, or asserted against, BNY by reason or as a result of any action or inaction, or arising out of BNY's performance hereunder, provided that the Fund shall not indemnify BNY to the extent any such costs, expenses, damages, liabilities or claims arises out of BNY's failure to exercise the reasonable care, prudence and diligence required by Section 2 of Article II hereof. In no event shall the Fund be liable to BNY for any special, indirect or consequential damages, or for lost profits or loss of business, arising in connection with this Agreement. BNY shall indemnify the

Fund and hold it harmless from and against any and all costs, expenses, damages, liabilities or claims, including attorneys' and accountants' fees, sustained or incurred by, or asserted against, the Fund by reason or as a result of BNY's failure to exercise the reasonable care, prudence and diligence required by
Section 2 of Article II hereof; provided, however, that BNY shall not be liable to the Fund for any special, indirect or consequential damages, or for lost profits or loss of business, arising in connection with this Agreement.

         3. For its services hereunder, the Fund agrees to pay to BNY such compensation and out-of-pocket expenses as shall be mutually agreed.

         4. BNY shall have only such duties as are expressly set forth herein. In no event shall BNY be liable for any Country Risks associated with investments in a particular country, except that BNY shall timely forward such information with respect to Country Risk, if any, as may have been sent to, and received by, BNY from any Eligible Foreign Custodian.

                                  ARTICLE VI.
                                  MISCELLANEOUS

         1. This Agreement sets forth BNY's duties with respect to, among other things, the selection of Foreign Custodians, the administration of contracts with Foreign Custodians, the addition and deletion of Foreign Custodians, the issuance of reports in connection with such duties, the monitoring of such duties, and the supplying of information with respect to Country Risk. The terms of the Custody Agreement between the Fund and BNY, as amended from time to time, shall apply generally as to matters not expressly covered in this Agreement, including dealings with the Foreign Custodians in the course of discharge of BNY's obligations under the Custody Agreement. The terms of this Agreement shall control to the extent of any conflicts between this Agreement and the Custody Agreement. Except as set forth in this Article, nothing in this Agreement shall affect the obligations of the parties hereto under any other agreement.

         2. Any notice or other instrument in writing, authorized or required by this Agreement to be given to BNY, shall be sufficiently given if received by it at its offices at 100 Church Street, 10th Floor, New York, New York 10286, or at such other place as BNY may from time to time designate in writing.

         3. Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Fund shall be sufficiently given if received by it at its offices at 101 Huntington Avenue, Boston, Massachusetts 02199, or at such other place as the Fund may from time to time designate in writing.

         4. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected thereby. This Agreement may not be amended or modified in any manner except by a written agreement executed by both parties. This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided however, that this Agreement shall not be assignable by either party without the written consent of the other, which consent shall not be unreasonably withheld.

         5. If at any time BNY shall be a party to an agreement to serve as a Foreign Custody Manager to an investment company that provides for either (i) a standard of care with respect to the selection of Foreign Custodians in any jurisdiction higher than that set forth in Article I of this Agreement or (ii) a standard of care with respect to BNY exercising its duties as Foreign Custody Manager in any jurisdiction or with regard to its responsibilities under Rule 17f-7 higher than those set forth in Article II, Section 2 of this Agreement, BNY agrees to notify the Fund of this fact and to raise the applicable standard of care hereunder in the applicable jurisdiction to the standard specified in such other agreement.

         6. The Fund and BNY agree that the obligations of each Fund are not binding upon the Trustees/Directors, officers or shareholders of the Fund individually, but are binding only upon that Fund and its assets. Each Fund shall be severally, not jointly, liable for its own obligations under this agreement.

This Agreement shall be construed in accordance with the substantive laws of The Commonwealth of Massachusetts, without regard to conflicts of laws principles thereof. The Fund and BNY each hereby irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement.

The parties hereto agree that in performing hereunder, BNY is acting solely on behalf of the Fund and no contractual or service relationship shall be deemed to be established hereby between BNY and any other person by reason of this Agreement.

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

This Agreement shall terminate simultaneously with the termination of the Custody Agreement between the Fund and the Custodian, and may otherwise be terminated by either party giving to the other party a notice in writing specifying the date of such termination, which shall be not less than thirty
(30) days after the date of such notice.

         IN WITNESS WHEREOF, the Fund and BNY have caused this Agreement to be executed by their respective officers, thereunto duly authorized, as of the date first above written.



                             Each John Hancock Fund listed on Schedule II



                             By:/s/Richard A. Brown
                                -------------------

                             Title:  Senior Vice President & CFO





                                    THE BANK OF NEW YORK


                                    By:/s/James E. Hillman
                                       -------------------

                                    Title:  Senior Vice President

                                   SCHEDULE I



                               Date: July 23, 2001

To:      International Markets Committee

From:    Bob Pieroni

Re:      Approved Country Listing - Funds
--------------------------------------------------------------------------------
SIPC and the International Market Committee have approved the following countries for investments by John Hancock funds:

Argentina                     Greece
Australia                     Hong Kong                     Peru
Austria                       Hungary                       Philippines
Bangladesh                    Iceland                       Poland
Belgium                       India                         Portugal
Bermuda                       Indonesia                     Romania
Brazil                        Ireland                       Russia*
Botswana                      Israel                        Singapore
Bulgaria **                   Italy                         Slovak Republic
Canada                        Japan                         South Africa
Chile                         Kenya                         Spain
China                         Korea                         Sweden
Columbia                      Latvia                        Switzerland
Costa Rica                    Lithuania                     Taiwan
Croatia                       Luxembourg                    Thailand
Czech Republic                Malaysia                      Turkey
Denmark                       Mauritius                     United Kingdom
Egypt **                      Mexico                        United States
Estonia                       Netherlands                   Venezuela
Finland                       New Zealand                   Zimbabwe
France                        Norway
Germany                       Panama
Ghana                         Pakistan

* Please note that Russia is restricted to Sovereign Russian and municipal fixed income securities only and these investments are further restricted to only certain fixed income accounts. Please consult Operations or Legal for detailed listing.

Investments in other countries (including ADR & GDR vehicles) are not permitted
-------------------------------------------------------------------------------
without prior approval from the International Markets Committee.
----------------------------------------------------------------

** Addition since 1/1/01

Cc:      Merrill Lynch Asset Management
         Nicholas Applegate
         American Fund Advisers

                                   SCHEDULE II

                               John Hancock Funds

                           (As of September 10, 2001)


--------------------------------------------------------------------------------
EIN                           Name
--------------------------------------------------------------------------------
04-3478429      John Hancock 500 Index Fund
--------------------------------------------------------------------------------
04-3260673      John Hancock Active Bond Fund
--------------------------------------------------------------------------------
04-3167136      John Hancock Balanced Fund
--------------------------------------------------------------------------------
04-3241844      John Hancock Bank & Thrift Opportunity Fund
--------------------------------------------------------------------------------
04-3551118      John Hancock Biotechnology Fund
--------------------------------------------------------------------------------
04-2528977      John Hancock Bond Fund
--------------------------------------------------------------------------------
76-0296100      John Hancock California Tax-Free Income Fund
--------------------------------------------------------------------------------
95-3464388      John Hancock Cash Reserve, Inc.
--------------------------------------------------------------------------------
04-3551126      John Hancock Communications Fund
--------------------------------------------------------------------------------
04-3551129      John Hancock Consumer Industries Fund
--------------------------------------------------------------------------------
04-3122478      John Hancock Core Equity Fund
--------------------------------------------------------------------------------
04-3260682      John Hancock Core Growth Fund
--------------------------------------------------------------------------------
04-3260681      John Hancock Core Value Fund
--------------------------------------------------------------------------------
04-3260671      John Hancock Dividend Performers Fund
--------------------------------------------------------------------------------
04-3409706      John Hancock European Equity Fund
--------------------------------------------------------------------------------
04-3305812      John Hancock Financial Industries Fund
--------------------------------------------------------------------------------
56-1662953      John Hancock Financial Trends, Inc.
--------------------------------------------------------------------------------
04-3535633      John Hancock Focused Relative Value Fund
--------------------------------------------------------------------------------
04-3313164      John Hancock Focused Small Cap Growth Fund
--------------------------------------------------------------------------------
04-6944774      John Hancock Fundamental Value Fund
--------------------------------------------------------------------------------
04-6543623      John Hancock Global Fund
--------------------------------------------------------------------------------
76-0230587      John Hancock Government Income Fund
--------------------------------------------------------------------------------
04-3524763      John Hancock Growth Trends Fund (add Class I eff 11/15/01)
--------------------------------------------------------------------------------
04-3124238      John Hancock Health Sciences Fund
--------------------------------------------------------------------------------
04-3551132      John Hancock High Income Fund
--------------------------------------------------------------------------------
76-0230586      John Hancock High Yield Bond Fund
--------------------------------------------------------------------------------
76-0235997      John Hancock High Yield Tax-Free Fund
--------------------------------------------------------------------------------
04-2507646      John Hancock Income Securities Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EIN                               Name
--------------------------------------------------------------------------------
04-3260684       John Hancock Independence Balanced Fund
--------------------------------------------------------------------------------
04-3260680       John Hancock Independence Diversified Core Equity Fund II
                  (terminate Class P 9/13/01)
--------------------------------------------------------------------------------
04-3260683       John Hancock Independence Medium Capitalization Fund
--------------------------------------------------------------------------------
76-0354706       John Hancock Intermediate Government Fund
--------------------------------------------------------------------------------
04-3260679       John Hancock International Equity Fund
--------------------------------------------------------------------------------
04-3214877       John Hancock International Fund
--------------------------------------------------------------------------------
04-6944776       John Hancock International Small Cap Growth Fund
--------------------------------------------------------------------------------
04-2474663       John Hancock Investors Trust
--------------------------------------------------------------------------------
04-2443211       John Hancock Large Cap Growth Fund
--------------------------------------------------------------------------------
N/A              John Hancock Large Cap Spectrum Fund (eff (9/24/01)
--------------------------------------------------------------------------------
74-6035056       John Hancock Large Cap Value Fund
--------------------------------------------------------------------------------
04-6564705       John Hancock Massachusetts Tax-Free Income Fund
--------------------------------------------------------------------------------
04-3259499       John Hancock Medium Capitalization Growth Fund
--------------------------------------------------------------------------------
04-3208756       John Hancock Mid Cap Growth Fund
--------------------------------------------------------------------------------
76-0230583       John Hancock Money Market Fund
--------------------------------------------------------------------------------
04-3539446       John Hancock Multi-Cap Growth Fund
--------------------------------------------------------------------------------
04-6564703       John Hancock New York Tax-Free Income Fund
--------------------------------------------------------------------------------
04-6567740       John Hancock Pacific Basin Equities Fund
--------------------------------------------------------------------------------
04-3161453       John Hancock Patriot Global Dividend Fund
--------------------------------------------------------------------------------
04-3190056       John Hancock Patriot Preferred Dividend Fund
--------------------------------------------------------------------------------
04-3044078       John Hancock Patriot Premium Dividend Fund I
--------------------------------------------------------------------------------
04-3097281       John Hancock Patriot Premium Dividend Fund II
--------------------------------------------------------------------------------
04-3090916       John Hancock Patriot Select Dividend Trust
--------------------------------------------------------------------------------
04-3435529       John Hancock Real Estate Fund
--------------------------------------------------------------------------------
04-6526682       John Hancock Regional Bank Fund
--------------------------------------------------------------------------------
76-0230584       John Hancock Small Cap Growth Fund
--------------------------------------------------------------------------------
04-3214880       John Hancock Small Cap Value Fund
--------------------------------------------------------------------------------
04-3260676       John Hancock Small Capitalization Value Fund (name change
                  eff 9/30/01 to John Hancock Small Cap Equity Fund)
--------------------------------------------------------------------------------
51-0094374       John Hancock Sovereign Investors Fund
--------------------------------------------------------------------------------
N/A              John Hancock Strategic Growth Fund (eff 12/01/01)
--------------------------------------------------------------------------------
04-6545497       John Hancock Strategic Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EIN                              Name
--------------------------------------------------------------------------------
76-0296098            John Hancock Tax-Free Bond Fund
--------------------------------------------------------------------------------
13-3100162            John Hancock Technology Fund
--------------------------------------------------------------------------------
76-0235823            John Hancock U.S. Government Cash Reserve
--------------------------------------------------------------------------------
04-3551130            John Hancock U.S. Global Leaders Fund
--------------------------------------------------------------------------------
04-3367188            John Hancock V.A. Financial Industries Fund
--------------------------------------------------------------------------------
04-3402968            John Hancock V.A. High Yield Bond Fund
--------------------------------------------------------------------------------
04-3418331            John Hancock V.A. Regional Bank Fund
--------------------------------------------------------------------------------
04-3402969            John Hancock V.A. Relative Value Fund
--------------------------------------------------------------------------------
04-3326565            John Hancock V.A. Sovereign Investors Fund
--------------------------------------------------------------------------------
04-3326570            John Hancock V.A. Strategic Income Fund
--------------------------------------------------------------------------------
04-3513386            John Hancock V.A. Technology Fund
--------------------------------------------------------------------------------




Agreement/custodian/BNYScheduleII

                                   APPENDIX A
                      SUB-CUSTODIAN INDEMNIFICATION POLICY



-----------------------------   --------------   -----------------   -----------------------------------------------------
Market                                A                 B                               Sub-Custodian
-----------------------------   --------------   -----------------   -----------------------------------------------------
Argentina                             X                                             Banco Rio de la Plata
-----------------------------   --------------   -----------------   -----------------------------------------------------
Australia                             X                                          National Australia Bank Ltd.
                                      X                                         Commonwealth Bank of Australia
-----------------------------   --------------   -----------------   -----------------------------------------------------
Austria                               X                                                Bank Austria AG
-----------------------------   --------------   -----------------   -----------------------------------------------------
Bahrain                                                 X                           HSBC Bank Middle East
-----------------------------   --------------   -----------------   -----------------------------------------------------
Bangladesh                                              X                          Standard Chartered Bank
-----------------------------   --------------   -----------------   -----------------------------------------------------
Belgium                               X                                            Banque Bruxelles Lambert
-----------------------------   --------------   -----------------   -----------------------------------------------------
Benin                                                   X                Societe Generale de Banques en Cote d'Ivoire
-----------------------------   --------------   -----------------   -----------------------------------------------------
Bermuda                               X                                              Bank of Bermuda Ltd.
-----------------------------   --------------   -----------------   -----------------------------------------------------
Bolivia                                                 X                                  Citibank
-----------------------------   --------------   -----------------   -----------------------------------------------------
Botswana                                                X                       Barclays Bank of Botswana Ltd.
-----------------------------   --------------   -----------------   -----------------------------------------------------
Brazil                                X                                                  Bank Boston
-----------------------------   --------------   -----------------   -----------------------------------------------------
Bulgaria                                                X                                  ING Bank
-----------------------------   --------------   -----------------   -----------------------------------------------------
Burkina Faso                                            X                Societe Generale de Banques en Cote d'Ivoire
-----------------------------   --------------   -----------------   -----------------------------------------------------
Canada                                X                                              Royal Bank of Canada
-----------------------------   --------------   -----------------   -----------------------------------------------------
Chile                                 X                                                Bank Boston N.A.
-----------------------------   --------------   -----------------   -----------------------------------------------------
China                                 X                                            Standard Chartered Bank
-----------------------------   --------------   -----------------   -----------------------------------------------------
Colombia                                                X                          Cititrust Colombia, S.A.
-----------------------------   --------------   -----------------   -----------------------------------------------------
Costa Rica                                              X                                 Banco BCT
-----------------------------   --------------   -----------------   -----------------------------------------------------
Croatia                                                 X                        Privredna Banka Zqgreb d.d.
-----------------------------   --------------   -----------------   -----------------------------------------------------
Cyprus                                                  X                               Bank of Cyprus
-----------------------------   --------------   -----------------   -----------------------------------------------------
Czech Republic                        X                                      Ceskoslovenska Obchodni Banka, A.S.
-----------------------------   --------------   -----------------   -----------------------------------------------------
Denmark                               X                                                Den Danske Bank
-----------------------------   --------------   -----------------   -----------------------------------------------------
EASDAQ                                X                                            Banque Bruxelles Lambert
-----------------------------   --------------   -----------------   -----------------------------------------------------
Ecuador                                                 X                               Citibank, N.A.
-----------------------------   --------------   -----------------   -----------------------------------------------------
Egypt                                                   X                               Citibank, N.A.
-----------------------------   --------------   -----------------   -----------------------------------------------------
Estonia                                                 X                               Hansabank Ltd.
-----------------------------   --------------   -----------------   -----------------------------------------------------
Euromarket - Cedel                    X                                                  Clearstream
                Euroclear             X                                                  Euroclear
-----------------------------   --------------   -----------------   -----------------------------------------------------
Finland                               X                                                Merita Bank plc
-----------------------------   --------------   -----------------   -----------------------------------------------------
France                                X                                                    Paribas
-----------------------------   --------------   -----------------   -----------------------------------------------------
Germany                               X                                                Dresdner Bank AG
-----------------------------   --------------   -----------------   -----------------------------------------------------
Ghana                                                   X                        Barclays Bank of Ghana Ltd.
-----------------------------   --------------   -----------------   -----------------------------------------------------
Greece                                X                                                    Paribas
-----------------------------   --------------   -----------------   -----------------------------------------------------
Guinea Bissau                                           X                Societe Generale de Banques en Cote d'Ivoire
-----------------------------   --------------   -----------------   -----------------------------------------------------
Hong Kong                             X                                                      HSBC
-----------------------------   --------------   -----------------   -----------------------------------------------------
Hungary                               X                                             Citibank Budapest Rt.
-----------------------------   --------------   -----------------   -----------------------------------------------------
Iceland                                                 X                             Landsbanki Islands
-----------------------------   --------------   -----------------   -----------------------------------------------------
India                                                   X                                    HSBC
                                                        X                              Deutsche Bank AG
-----------------------------   --------------   -----------------   -----------------------------------------------------
Indonesia                                               X                                    HSBC
-----------------------------   --------------   -----------------   -----------------------------------------------------
Ireland                               X                                            Allied Irish Banks, plc
-----------------------------   --------------   -----------------   -----------------------------------------------------
A= BNY will accept responsibility for negligence and wilful misconduct by the subcustodian.
B= BNY does not guarantee or indemnify but will provide "Pass-Through" for any situations.


                                   APPENDIX A
                      SUB-CUSTODIAN INDEMNIFICATION POLICY



-----------------------------   --------------   -----------------   -----------------------------------------------------
Market                                A                 B                               Sub-Custodian
-----------------------------   --------------   -----------------   -----------------------------------------------------
Israel                                X                                          Bank Leumi LE - Israel B.M.
-----------------------------   --------------   -----------------   -----------------------------------------------------
Italy                                 X                                           Banca Commerciale Italiana
                                      X                                                    Paribas
-----------------------------   --------------   -----------------   -----------------------------------------------------
Ivory Coast                                             X                         Societe Generale - Abidjan
-----------------------------   --------------   -----------------   -----------------------------------------------------
Jamaica                                                 X                  CIBC Trust & Merchant Bank Jamaica Ltd.
-----------------------------   --------------   -----------------   -----------------------------------------------------
Japan                                 X                                               The Fuji Bank Ltd.
                                      X                                       The Bank of Tokyo-Mitsubishi Ltd.
-----------------------------   --------------   -----------------   -----------------------------------------------------
Jordan                                                  X                           HSBC Bank Middle East
-----------------------------   --------------   -----------------   -----------------------------------------------------
Kazakhstan                                              X                                  ABN/AMRO
-----------------------------   --------------   -----------------   -----------------------------------------------------
Kenya                                                   X                        Barclays Bank of Kenya Ltd.
-----------------------------   --------------   -----------------   -----------------------------------------------------
Latvia                                                  X                              Hansabanka Ltd.
-----------------------------   --------------   -----------------   -----------------------------------------------------
Lebanon                                                 X                           HSBC Bank Middle East
-----------------------------   --------------   -----------------   -----------------------------------------------------
Lithuania                                               X                              Vilniaus Bankas
-----------------------------   --------------   -----------------   -----------------------------------------------------
Luxembourg                            X                                     Banque et Caisse d'Espargne de l'Etat
-----------------------------   --------------   -----------------   -----------------------------------------------------
Malaysia                                                X                       HongKong Bank Malaysia Berhad
-----------------------------   --------------   -----------------   -----------------------------------------------------
Mali                                                    X                Societe Generale de Banques en Cote d'Ivoire
-----------------------------   --------------   -----------------   -----------------------------------------------------
Malta                                 X                                              HSBC Bank Malta plc
-----------------------------   --------------   -----------------   -----------------------------------------------------
Mauritius                                               X                                    HSBC
-----------------------------   --------------   -----------------   -----------------------------------------------------
Mexico                                X                                            Banco Nacional de Mexico
-----------------------------   --------------   -----------------   -----------------------------------------------------
Morocco                                                 X                        Banque Commerciale du Maroc
-----------------------------   --------------   -----------------   -----------------------------------------------------
Namibia                                                 X                         Stanbic Bank Namibia Ltd.
-----------------------------   --------------   -----------------   -----------------------------------------------------
Netherlands                           X                                                  Mees Pierson
-----------------------------   --------------   -----------------   -----------------------------------------------------
New Zealand                           X                                     Australia & New Zealand Banking Group
-----------------------------   --------------   -----------------   -----------------------------------------------------
Niger                                                   X                Societe Generale de Banques en Cote d'Ivoire
-----------------------------   --------------   -----------------   -----------------------------------------------------
Nigeria                                                 X                     Stanbic Merchant Bank Nigeria Ltd.
-----------------------------   --------------   -----------------   -----------------------------------------------------
Norway                                X                                              Den Norske Bank ASA
-----------------------------   --------------   -----------------   -----------------------------------------------------
Oman                                                    X                           HSBC Bank Middle East
Pakistan                                                X                          Standard Chartered Bank
-----------------------------   --------------   -----------------   -----------------------------------------------------
Panama                                                  X                              BankBoston, N.A.
-----------------------------   --------------   -----------------   -----------------------------------------------------
Peru                                                    X                               Citibank, N.A.
-----------------------------   --------------   -----------------   -----------------------------------------------------
Philippines                           X                                                      HSBC
-----------------------------   --------------   -----------------   -----------------------------------------------------
Poland                                X                                         Bank Handlowy W Warszawie S.A.
-----------------------------   --------------   -----------------   -----------------------------------------------------
Portugal                              X                                           Banco Comercial Portugues
-----------------------------   --------------   -----------------   -----------------------------------------------------
Romania                                                 X                                  ING Bank
-----------------------------   --------------   -----------------   -----------------------------------------------------
Russia                                                  X                               Vneshtorgbank
                                                        X                       Credit Suisse First Boston AO
-----------------------------   --------------   -----------------   -----------------------------------------------------
Senegal                                                 X                Societe Generale de Banques en Cote d'Ivoire
-----------------------------   --------------   -----------------   -----------------------------------------------------
Singapore                             X                                           United Overseas Bank Ltd.
                                      X                                    The Development. Bank of Singapore Ltd.
-----------------------------   --------------   -----------------   -----------------------------------------------------
Slovakia                                                X                     Ceskoslovenska Obchodni Banka, AS
-----------------------------   --------------   -----------------   -----------------------------------------------------
Slovenia                              X                                   Bank Austria Creditanstalt d.d. Ljublijan
-----------------------------   --------------   -----------------   -----------------------------------------------------
South Africa                                            X                       Societe Generale Johannesburg
                                      X                                     The Standard Bank of South Africa Ltd.
-----------------------------   --------------   -----------------   -----------------------------------------------------
A= BNY will accept responsibility for negligence and wilful misconduct by the subcustodian.
B= BNY does not guarantee or indemnify but will provide "Pass-Through" for any situations.


                                   APPENDIX A
                      SUB-CUSTODIAN INDEMNIFICATION POLICY



-----------------------------   --------------   -----------------   -----------------------------------------------------
Market                                A                 B                               Sub-Custodian
-----------------------------   --------------   -----------------   -----------------------------------------------------
South Korea                           X                                            Standard Chartered Bank
-----------------------------   --------------   -----------------   -----------------------------------------------------
Spain                                 X                                  Banco Bilboa Vizcaya Argentaria S.A. (BBVA)
-----------------------------   --------------   -----------------   -----------------------------------------------------
Sri Lanka                                               X                          Standard Chartered Bank
-----------------------------   --------------   -----------------   -----------------------------------------------------
Swaziland                                               X                        Stanbic Bank Swaziland Ltd.
-----------------------------   --------------   -----------------   -----------------------------------------------------
Sweden                                X                                         Skandinaviska Enskilda Banken
-----------------------------   --------------   -----------------   -----------------------------------------------------
Switzerland                           X                                           Credit Suisse First Boston
-----------------------------   --------------   -----------------   -----------------------------------------------------
Taiwan                                X                                                      HSBC
-----------------------------   --------------   -----------------   -----------------------------------------------------
Thailand                              X                                            Standard Chartered Bank
                                      X                                        Bangkok Bank Public Company Ltd.
-----------------------------   --------------   -----------------   -----------------------------------------------------
Togo                                                    X                Societe Generale de Banques en Cote d'Ivoire
-----------------------------   --------------   -----------------   -----------------------------------------------------
Trinidad & Tobago                                       X                          Republic Bank Ltd.
-----------------------------   --------------   -----------------   -----------------------------------------------------
Tunisia                                                 X                   Banque Internationale Arabe de Tunisie
-----------------------------   --------------   -----------------   -----------------------------------------------------
Turkey                                X                                              Osmanli Bankasi A.S.
-----------------------------   --------------   -----------------   -----------------------------------------------------
Ukraine                                                 X                                  ING Bank
-----------------------------   --------------   -----------------   -----------------------------------------------------
United Kingdom                       NA                 NA                           The Bank of New York
                                      X                                     The Depository & Clearing Centre (DCC)
-----------------------------   --------------   -----------------   -----------------------------------------------------
United States                        NA                 NA                           The Bank of New York
-----------------------------   --------------   -----------------   -----------------------------------------------------
Uruguay                               X                                               Bank Boston, N.A.
-----------------------------   --------------   -----------------   -----------------------------------------------------
Venezuela                                               X                               Citibank, N.A.
-----------------------------   --------------   -----------------   -----------------------------------------------------
Zambia                                                  X                        Barclays Bank of Zambia Ltd.
-----------------------------   --------------   -----------------   -----------------------------------------------------
Zimbabwe                                                X                       Barclays Bank of Zimbabwe Ltd.
-----------------------------   --------------   -----------------   -----------------------------------------------------
A= BNY will accept responsibility for negligence and wilful misconduct by the subcustodian.
B= BNY does not guarantee or indemnify but will provide "Pass-Through" for any situations.

                                  Fee Schedule

                                       for

                    JOHN HANCOCK FUNDS Listed on Schedule II
                    ----------------------------------------


                          DOMESTIC CUSTODY FEE SCHEDULE


1.       Securities Settled and Safekept Within the United States.

         The Bank of New York's fee for custody services for each account is as follows:

                               Maintenance Charges

Asset Holding                                        Annual Basis Points
--------------------------------------------------------------------------------

         0 - $10 billion                                     .25
         Excess                                              .15

                               Transaction Charges

Category                                                      Per Transaction
--------------------------------------------------------------------------------

     Receive/Delivery - Book Entry                                 $  5.00
     Receive/Delivery - PTC                                           5.00
     Receive/Delivery - Physical                                     15.00
     P & I Payments                                                   5.00
     Wires In/Out and official check requests to pay                  3.50
     Fund related expenses

     A transaction is defined as a receipt or delivery versus payment or a free receipt or deliver.

II.      General

         - Account Maintenance:      Monthly fee of $50.00 per account. (Waived)
         - On-Line Services:         $200.00 monthly access fee.        (Waived)
         - Dedicated Line Services:  Charged as pass through costs.

                         GLOBAL SECURITIES FEE SCHEDULE

                                     ADMINISTRATION/          INSTRUCTION FEE
                                     SAFEKEEPING FEE         (PER INSTRUCTION)
COUNTRY                              (IN BASIS POINTS)*        (U.S. DOLLARS)
--------------------------------------------------------------------------------

Argentina (Equities).....................    22.0      .............   60
Argentina (Bonds)........................    18.0      .............   60
Australia................................     3.0      .............   45
Austria (ATS Securities).................     4.5      .............   55
Bahrain..................................    50.0      .............  140
Bangladesh...............................    50.0      .............  165
Belgium (Equities).......................     3.5      .............   50
Belgium (Bonds)..........................     2.5      .............   50
Belgium (T/Bills)........................     2.0      .............   50
Bermuda..................................    22.0      .............   80
Bolivia..................................    60.0      .............  150
Botswana.................................    45.0      .............  150
Brazil...................................    22.0      .............   30
Bulgaria.................................    45.0      .............   95
Canada...................................     2.0      .............   18
Chile....................................    22.0      .............   85
China....................................    22.0      .............   80
Colombia.................................    50.0      .............  115
Costa Rica...............................    22.0      .............   75
Croatia..................................    35.0      .............   85
Cyprus...................................    22.0      .............   65
Czech Republic (Equities/Bonds)..........    22.0      .............   75
Czech Republic (T/Bills).................    18.0      .............   75
Denmark..................................     3.5      .............   55
EASDAQ...................................     5.5      .............   60
Ecuador..................................    40.0      .............   85
Egypt....................................    45.0      .............  115
Estonia..................................    12.0      .............   45
Euromarkets (Euroclear -
 Eurobonds only**).......................     1.8      .............   18
Finland..................................     6.0      .............   55
France...................................    3.25      .............   50
Germany..................................     2.5      .............   35
Ghana....................................    45.0      .............  150
Greece (Equities)........................    22.0      .............  105
Greece (Bonds)...........................    16.0      .............  105
Hong Kong (Equities/Bonds)...............     6.0      .............   70
Hong Kong (CMU Bonds)....................     4.0      .............   50
Hungary (KELER - Equities)...............    30.0      .............   85
Hungary (KELER - Bonds)..................    30.0      .............   65
Iceland .................................    28.0      .............   80

                                    ADMINISTRATION/             INSTRUCTION FEE
                                    SAFEKEEPING FEE            (PER INSTRUCTION)
COUNTRY                             (IN BASIS POINTS)*           (U.S. DOLLARS)
--------------------------------------------------------------------------------
India (Dematerialized Securities).......    20.0      .............  160
India (Physical Securities).............    70.0      .............  335
Indonesia...............................    13.0      .............  105
Ireland.................................    3.75      .............   40
Israel..................................    22.0      .............   50
Italy...................................    3.25      .............   55
Ivory Coast.............................    50.0      .............  155
Jamaica.................................    45.0      .............   75
Japan...................................     2.5      .............   25
Jordan (Equities/Bonds).................    45.0      .............  140
Jordan (Gov't Bonds)....................    26.0      .............  100
Kazakhstan (Equities)...................    60.0      .............  150
Kazakhstan (Bonds)......................    40.0      .............  160
Kenya...................................    45.0      .............  150
Latvia..................................    55.0      .............   70
Lebanon (Equities/Bonds)................    50.0      .............  140
Lebanon (Gov't Bonds)...................    26.0      .............  100
Lithuania...............................    22.0      .............   55
Luxembourg..............................     5.5      .............   55
Malaysia................................     6.0      .............   65
Malta...................................    22.0      .............   75
Mauritius...............................    35.0      .............  135
Mexico..................................     9.0      .............   40
Morocco.................................    40.0      .............  115
Namibia.................................    32.0      .............   75
Netherlands.............................     4.0      .............   40
New Zealand.............................     3.5      .............   50
Nigeria.................................    32.0      .............   75
Norway..................................     4.0      .............   55
Oman....................................    50.0      .............  140
Pakistan................................    35.0      ...........    135
Panama..................................    65.0      ...........     85
Peru....................................    40.0      ...........     90
Philippines.............................    10.0      ...........     90
Poland (Equities/Bonds).................    25.0      ...........     75
Poland (T/Bills) .......................    12.0      ...........     75
Portugal................................    10.0      ...........     75
Romania.................................    45.0      ...........     85
Russia (Equities).......................    65.0      ...........    160
Russia (MinFins)........................    16.0      ...........     85
Singapore...............................     5.0      .............   60
Slovak Republic (Equities/Bonds)........    30.0      .............  140
Slovak Republic (Promissory Notes)......    30.0      .............  260
Slovenia................................    45.0      .............   70
South Africa............................     4.0      .............   40
South Korea.............................    11.0      .............   60
Spain (Equities/Bonds)..................     4.5      .............   60
Spain (Gov't Bonds).....................     2.5      .............   60
Sri Lanka...............................    18.0      .............   90
Swaziland...............................    32.0      .............   75

                                ADMINISTRATION/             INSTRUCTION FEE
                                SAFEKEEPING FEE            (PER INSTRUCTION)
COUNTRY                         (IN BASIS POINTS)*           (U.S. DOLLARS)
--------------------------------------------------------------------------------
Sweden..............................     4.0      .............   50
Switzerland.........................     4.0      .............   60
Taiwan..............................    16.0      .............   90
Thailand............................     7.0      .............   75
Trinidad & Tobago...................    30.0      .............   65
Tunisia (Equities)..................    50.0      .............   65
Tunisia (Bonds).....................    35.0      .............   65
Tunisia (T/Bills)...................    12.0      .............   65
Turkey (Equities)...................    18.0      .............   55
Turkey (Bonds)......................    15.0      .............   55
UK..................................     1.5      .............   30
Ukraine (Equities)..................    70.0      .............  260
Ukraine (Bonds).....................    25.0      .............   85
Uruguay (Equities)..................    60.0      .............   90
Uruguay (Bonds).....................    45.0      .............   90
Venezuela...........................    45.0      .............  140
Zambia..............................    45.0      .............  150
Zimbabwe............................    45.0      .............  150

* Fee is expressed in basis points per annum and is calculated based upon month-end market value. ** For non-Eurobond holdings in Euroclear, surcharges apply

The above instruction fees are based on an assumption that BNY will receive instructions via SWIFT, BNY proprietary systems or other electronic medium as agreed by BNY. Instructions received through other medium (e.g. Facsimile) may be subject to a surcharge.



Out of Pocket Expenses :

Charges incurred by The Bank of New York for local taxes, stamp duties or other local duties and assessments, stock exchange fees, postage and insurance for shipping, facsimile reporting, extraordinary telecommunications fees or other unusual expenses which are unique to the country of investment, will be passed along as incurred.


A Foreign Exchange transaction undertaken through a third party will be charged $35.00 per transaction.


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                          FUND ACCOUNTING FEE SCHEDULE

Accounting Fee  (Based on market value of all funds at each calendar month-end)
--------------

         2.0 basis points, per annum, on the first $5 billion of net assets
         1.5 basis points, per annum, on the next $5 billion of net assets
         1.0 basis points, per annum, on the next $5 billion of net assets .75 basis points, per annum, on the excess of net assets

Minimum Fees (Per fund)
------------

         (a)$30,000 minimum fee, per annum, per domestic portfolio
         (a)$30,000 minimum fee, per annum, per international portfolio

Out-of-Pocket Expenses
----------------------

    Out-of-pocket expenses include, but are limited to, the cost of obtaining prices for security evaluations, the cost associated with attendance at Board presentations, legal fees, filing fees, miscellaneous printing, courier and express mail charges, etc.

Billing Cycle
-------------

    The above fees will be billed on a monthly basis.

    (a) Waived for the first 12 months on any new funds up to a maximum of four funds in any calendar year. This fee is waived for any fund undergoing an incubation exercise.

--------------------------------------------------------------------------------

    Other
    -----
    The Bank of New York agrees to rebate the following amount against fees due for accounting and custody services as follows:

         First 12 months @ $29,166.67 per month
         Next 12 months @ $20,833.33 per month
         Next 12 months @ $12,500.00 per month

    These fees are guaranteed for a period of three years from the date of the Contract.

    Agreed to and accepted by:

    John Hancock Funds listed on Schedule II         The Bank of New York
    ----------------------------------------         --------------------

    Name :                                           Name:

    Title:                                           Title:
    Date:                                            Date:


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